                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8194

                            FINANCIAL INVESTORS TRUST
                            -------------------------
               (Exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Erin E. Douglas, Secretary
                            Financial Investors Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

         Date of reporting period: October 31, 2003 - April 30, 2004
                                   ---------------------------------

Item 1.  Reports to Stockholders

INVESTMENT ADVISER
SSgA FUNDS MANAGEMENT, INC.
1 INTERNATIONAL PLACE, 25TH FLOOR
BOSTON, MASSACHUSETTS  02110

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO 80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO 80202

LEGAL COUNSEL
DAVIS GRAHAM & STUBBS LLP
1550 SEVENTEENTH STREET
SUITE 500
DENVER, COLORADO 80202

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
555 SEVENTEENTH STREET
SUITE 3600
DENVER, COLORADO 80202

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
OF CONNECTICUT N.A.
750 MAIN STREET
SUITE 1114
HARTFORD, CONNECTICUT 06103

SUB-CUSTODIAN
STATE STREET BANK & TRUST COMPANY
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL
800.298.3442 OR VISIT
www.fitfunds.com

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

ANNUAL REPORT


[FINANCIAL INVESTORS TRUST LOGO]

APRIL 30, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FINANCIAL INVESTORS TRUST

WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE STATEMENTS OF INVESTMENTS, OF THE U.S. TREASURY MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND AND PRIME MONEY MARKET FUND OF THE FINANCIAL INVESTORS TRUST (THE "TRUST"), AS OF APRIL 30, 2004, AND THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS INDICATED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH STANDARDS OF THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF APRIL 30, 2004, BY CORRESPONDENCE WITH THE CUSTODIAN. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF U.S. TREASURY MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND AND PRIME MONEY MARKET FUND OF FINANCIAL INVESTORS TRUST AS OF APRIL 30, 2004, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS INDICATED, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


DELOITTE & TOUCHE LLP
DENVER, COLORADO
JUNE 15, 2004

STATEMENT OF INVESTMENTS

U.S. TREASURY MONEY MARKET FUND
APRIL 30, 2004

FACE VALUE                                                                          VALUE*
--------------                                                                  --------------
                 U.S. TREASURY OBLIGATIONS  41.43%

                 U.S. Treasury Bills:
$    2,000,000   0.97%, 7/8/04                                                  $    1,996,461
    11,000,000   0.99%, 9/9/04                                                      10,961,307
     2,000,000   0.99%, 9/30/04                                                      1,991,724

                 U.S. Treasury Notes:
     3,000,000   2.88%, 6/30/04                                                      3,008,750
     1,000,000   2.25%, 7/31/04                                                      1,002,852
                                                                                --------------

TOTAL U.S. TREASURY OBLIGATIONS                                                     18,961,094
  (Cost $18,961,094)                                                            --------------

                 REPURCHASE AGREEMENTS COLLATERALIZED
                 BY U.S. GOVERNMENT OBLIGATIONS  58.57%                                          COLLATERAL VALUE
-----------------------------------------------------------------------------------------------------------------
                 Agreement with ABN AMRO Bank and Bank of New York
                 (Tri-party), 0.93%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by Government National Mortgage Association
                 Pass-Through Certificate, Pool #G22701, 6.50% due 1/20/29,
                 and U.S. Treasury Notes, 3.00-8.13% due 11/15/07-8/15/27
                 with a repurchase amount of $1,500,039                              1,500,000   $      1,530,172

                 Agreement with Bank of America and Bank of New York
                 (Tri-party), 1.00%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by U.S. Treasury Note, 4.25% due 8/15/13
                 with a repurchase amount of $1,500,042                              1,500,000          1,530,086

                 Agreement with Credit Suisse First Boston and J.P. Morgan
                 Chase & Co. (Tri-party), 0.93%, dated 4/30/04 and maturing
                 5/3/04, collateralized by U.S. Treasury Note, 2.25% due
                 4/30/06 with a repurchase amount of $9,000,233                      9,000,000          9,182,796

                 Agreement with Deutsche Bank and Bank of New York
                 (Tri-party), 0.93%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by U.S. Treasury Note, 1.63% due 2/28/06
                 with a repurchase amount of $9,000,233                              9,000,000          9,180,357

                 Agreement with Goldman Sachs & Co. and Bank of New
                 York (Tri-party), 0.90%, dated 4/30/04 and maturing 5/3/04, collateralized by U.S. Treasury Note, 1.63% due 2/28/06
                 with a repurchase amount of $1,500,038                              1,500,000          1,530,721

                                                                                    VALUE*       COLLATERAL VALUE
                                                                                --------------   ----------------
                 REPURCHASE AGREEMENTS COLLATERALIZED
                 BY U.S. GOVERNMENT OBLIGATIONS  (CONTINUED)

                 Agreement with Lehman Brothers, Inc. and J.P. Morgan Chase
                 & Co. (Tri-party), 1.00%, dated 4/30/04 and maturing 5/3/04, collateralized by U.S. Treasury Notes, 7.63-9.13% due
                 5/15/18-2/15/25 with a repurchase amount of $1,301,036         $    1,301,000   $      1,330,749

                 Agreement with Morgan Stanley & Co., Inc. and Bank of New
                 York (Tri-party), 0.93%, dated 4/30/04 and maturing 5/3/04, collateralized by U.S. Treasury Note, 8.88% due 2/15/19 with
                 a repurchase amount of $1,500,039                                   1,500,000          1,530,807

                 Agreement with UBS Warburg, LLC and J.P. Morgan
                 Chase & Co. (Tri-party), 0.93%, dated 4/30/04 and maturing
                 5/3/04, collateralized by U.S. Treasury Note, 2.88% due
                 6/30/04 with a repurchase amount of $1,500,039                      1,500,000          1,534,221
                                                                                ---------------------------------

TOTAL REPURCHASE AGREEMENTS                                                         26,801,000         27,349,909
  (Cost $26,801,000)                                                            ---------------------------------

TOTAL INVESTMENTS                                                      100.00%  $   45,762,094
  (Cost $47,762,094)
Liabilities in Excess of Other Assets                                    0.00%            (187)
                                                                  ----------------------------

NET ASSETS                                                             100.00%  $   45,761,907
                                                                  ============================

* See Note 1 to financial statements.

Income Tax Information:
Total cost for federal income tax purposes: $45,762,094

STATEMENT OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND
APRIL 30, 2004

FACE VALUE                                                                          VALUE*
--------------                                                                  --------------
                 U.S. GOVERNMENT AGENCY & OBLIGATIONS  61.01%

                 U.S. Treasury Note
$    5,000,000        2.25%, 7/31/04                                            $    5,014,258

                 Federal Home Loan Bank
    10,000,000        1.05%, 7/21/04   DN                                            9,976,889
    10,000,000        1.05%, 8/6/04    DN                                            9,972,227
    10,002,000        1.05%, 8/13/04   DN                                            9,972,179

                 Federal Home Loan Mortgage Corp.
    15,000,000        1.01%, 5/10/04**                                              14,997,708
     6,619,000        1.02%, 6/7/04    DN                                            6,612,417
     8,393,000        1.02%, 6/16/04   DN                                            8,382,506
     7,000,000        1.09%, 8/10/04   DN                                            6,978,965
     5,000,000        1.16%, 10/12/04  DN                                            4,973,886

                 Federal National Mortgage Association
    25,000,000        1.05%, 6/10/04**                                              25,000,000
     7,102,000        1.03%, 5/26/04   DN                                            7,097,315
    10,000,000        1.02%, 6/11/04**                                               9,998,457
     5,000,000        1.05%, 7/21/04   DN                                            4,988,475
     7,000,000        1.09%, 9/29/04   DN                                            6,968,545
    20,000,000        1.06%, 11/18/04  DN                                           19,882,770
                                                                                --------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS                                         150,816,597
  (Cost $150,816,597)                                                           --------------


                                                                                    VALUE*       COLLATERAL VALUE
                                                                                --------------   ----------------
                 REPURCHASE AGREEMENTS COLLATERALIZED
                 BY U.S. GOVERNMENT OBLIGATIONS  39.04%

                 Agreement with ABN AMRO Bank and Bank of New York
                 (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by Federal Home Loan Mortgage Corp.
                 Participation Certificates, Pools #B90296, B90397, B90446,
                 B90460, B90471, G11202, G20010, 6.00-10.00% due
                 11/1/16-10/1/31, and Federal National Mortgage Association
                 Pass-Through Certificate, Pool #254689, 6.00% due 3/1/23
                 with a repurchase amount of $50,001,444                        $   50,000,000   $     51,000,000

                 Agreement with Lehman Brothers, Inc. and J.P. Morgan Chase &
                 Co. (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04, collateralized by Federal Home Loan Bank Bond, 3.63% due
                 11/14/08 with a repurchase amount of $6,514,188                     6,514,000          6,647,620

                 Agreement with UBS Warburg, LLC and J.P. Morgan Chase & Co.
                 (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by Federal Home Loan Bank Bonds, 3.88-4.88%
                 due 12/15/04-11/15/06 with a repurchase amount of
                 $40,001,156                                                        40,000,000         40,804,888
                                                                                ---------------------------------

TOTAL REPURCHASE AGREEMENTS                                                         96,514,000         98,452,508
  (Cost $96,514,000)                                                            ---------------------------------

TOTAL INVESTMENTS                                                      100.05%  $  247,330,597
  (Cost $247,330,597)
Liabilities in Excess of Other Assets                                   -0.05%        (112,649)
                                                                  ----------------------------

NET ASSETS                                                             100.00%  $  247,217,948
                                                                  ============================

*    See Note 1 to financial statements.

** Floating rate security - rate disclosed as of April 30, 2004. Maturity date represents the next interest rate reset date.

DN - Discount Note

Income Tax Information:
Total cost for federal income tax purposes: $247,330,597

As of April 30, 2004, the U.S. Government Money Market Fund had capital loss carryovers of $2,673 and $1,193 available to offset capital gains to the extent provided in regulations, which will expire on April 30, 2006 and 2008, respectively.

STATEMENT OF INVESTMENTS

PRIME MONEY MARKET FUND
APRIL 30, 2004

FACE VALUE                                                                          VALUE*
--------------                                                                  --------------
                 U.S. GOVERNMENT AGENCY &OBLIGATIONS 10.44%

                 Federal Home Loan Mortgage Corp.
$    5,000,000        1.01%, 5/10/04**                                          $    4,999,236
     3,000,000        5.00%, 5/15/04                                                 3,003,683

                 Federal National Mortgage Association
     2,000,000        1.08%, 5/28/04   DN                                            1,998,489
     3,000,000        1.10%, 6/25/04   DN                                            2,995,111
     4,000,000        1.06%, 9/15/04   DN                                            3,984,084
                                                                                --------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS                                          16,980,603
  (Cost $16,980,603)                                                            --------------

DUE DATE         DISCOUNT RATE OR COUPON RATE                PRINCIPAL AMOUNT
--------         ----------------------------                ----------------
                 BANKNOTES 6.15%

Bank One
5/13/04          1.02%**                                     $      5,000,000        4,999,083

Wells Fargo Bank
5/14/04          1.04%**                                            5,000,000        5,000,000
                                                                                --------------
TOTAL BANK NOTES                                                                     9,999,083
  (Cost $9,999,083)                                                             --------------

                 CERTIFICATES OF DEPOSIT 32.58%

ABN AMRO Bank
9/7/04           1.09%                                              3,000,000        2,999,977

Banco Bilbao Vizcaya Argentaria
9/20/04          1.08%                                              5,000,000        5,000,000

Bank of New York
5/17/04          1.03%**                                            3,000,000        2,999,871

Barclays Bank, PLC
10/6/04          1.10%                                              3,000,000        2,999,340

BNP Paribas
5/17/04          1.02%**                                            5,000,000        4,998,309

Den Danske Corp.
9/7/04           1.40%                                              5,000,000        4,999,592

Fortis Bank
5/21/04          1.03%**                                            5,000,000        4,999,025

DUE DATE         DISCOUNT RATE OR COUPON RATE                PRINCIPAL AMOUNT       VALUE*
--------         ----------------------------                ----------------       ------
                 CERTIFICATES OF DEPOSIT (CONTINUED)

HBOS Treasury Services, PLC
5/27/04          1.06%                                       $      5,000,000   $    5,000,000

Lloyds Bank Tsb Bank, PLC
6/7/04           1.18%                                              4,000,000        4,000,000

Marshall & Ilsley Bank
6/21/04          1.14%**                                            5,000,000        5,002,526

Royal Bank of Scotland Group, PLC
5/20/04          1.03%**                                            5,000,000        4,999,028

Svenska Handelsbanken
5/13/04          1.02%**                                            5,000,000        4,999,352
  (Cost $9,999,083)                                                             --------------

TOTAL CERTIFICATES OF DEPOSIT                                                       52,997,020
  (Cost $52,997,020)                                                            --------------

                 COMMERCIAL PAPER  30.80%

Bills Securitization, Ltd.
8/6/04           1.12%                                              4,000,000        3,988,147

Charta, LLC
6/4/04           1.04%                                              5,000,000        4,995,372

Edison Asset Securitization, LLC
9/2/04           1.11%                                              5,000,000        4,981,179

Galaxy Funding Corp.
5/25/04          1.05%                                              5,000,000        4,996,785

General Electric Capital Co.
9/8/04           1.11%                                              5,000,000        4,980,254

Giro Balanced Funding Corp.
5/12/04          1.05%                                              3,543,000        3,542,068

GOVCO, Inc.
7/12/04          1.06%                                              4,000,000        3,991,751

Grampian Funding, Ltd., LLC
6/23/04          1.10%                                              5,000,000        4,992,186

Lake Constance Funding, LLC
6/25/04            1.05%                                            4,650,000        4,642,804

DUE DATE         DISCOUNT RATE OR COUPON RATE                PRINCIPAL AMOUNT       VALUE*
--------         ----------------------------                ----------------       ------
                 COMMERCIAL PAPER (CONTINUED)

Nordea North America, Inc.
7/19/04          1.07%                                       $      5,000,000   $    4,988,552

Surrey Funding Corp.
7/12/04          1.06%                                              4,000,000        3,991,751
                                                                                --------------

TOTAL COMMERCIAL PAPER                                                              50,090,849
  (Cost $50,090,849)                                                            --------------

                 TIME DEPOSITS 1.23%
Rabobank
11/8/04     1.40%                                                   2,000,000        1,999,742
                                                                                --------------

TOTAL TIME DEPOSITS                                                                  1,999,742
  (Cost $1,999,742)                                                             --------------

                 REPURCHASE AGREEMENTS COLLATERALIZED
                 BY U.S. GOVERNMENT OBLIGATIONS  18.77%                                          COLLATERAL VALUE
-----------------------------------------------------------------------------------------------------------------
                 Agreement with ABN AMRO Bank and Bank of New York
                 (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04,
                 collateralized by Federal Home Loan Bank Bond, 3.50% due
                 2/13/09, and Federal Home Loan Mortgage Corp. Participation
                 Certificates, Pools #B90296, B90445, 9.00-10.00% due 9/1/21-
                 11/1/30 with a repurchase amount of $12,000,347                    12,000,000   $     12,240,001

                 Agreement with Lehman Brothers, Inc. and J.P. Morgan Chase
                 & Co. (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04, collateralized by Federal Home Loan Bank Bond, 3.63% due
                 11/14/08, and Federal National Mortgage Association Note,
                 3.75% due 9/15/08 with a repurchase amount of $6,533,189            6,533,000         6,667,332

                 Agreement with UBS Warburg, LLC and J.P. Morgan Chase
                 & Co. (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04, collateralized by Federal Home Loan Bank Bond, 3.88% due
                 12/15/04  with a repurchase amount of $12,000,347                  12,000,000         12,241,999
                                                                                ---------------------------------

TOTAL REPURCHASE AGREEMENTS                                                         30,533,000         31,149,332
  (Cost $30,533,000)                                                            ---------------------------------

                                                                                    VALUE*
                                                                                    ------
TOTAL INVESTMENTS                                                       99.97%  $  162,600,297
  (Cost $162,600,297)
Other Assets in Excess of Liabilities                                    0.03%          54,909
                                                                  ----------------------------
NET ASSETS                                                             100.00%  $  162,655,206
                                                                  ============================

*    See note 1 to financial statements.

** Floating rate security - rate disclosed as of April 30, 2004. Maturity date represents the next interest rate reset date.

DN - Discount Note

Income Tax Information:
Total cost for federal income tax purposes: $162,600,297

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2004

                                                       U.S. TREASURY      U.S. GOVERNMENT            PRIME
                                                        MONEY MARKET        MONEY MARKET           MONEY MARKET
                                                           FUND                FUND                   FUND
                                                     ------------------------------------------------------------
ASSETS
Investments, at amortized cost (which
   approximates market value) (1) -
   see accompanying statement of investments         $      45,762,094   $     247,330,597      $     162,600,297
Interest receivable                                             37,220             101,179                203,953
Prepaid and other assets                                         3,952              18,739                  7,985
                                                     ------------------------------------------------------------
        Total Assets                                        45,803,266         247,450,515            162,812,235
                                                     ------------------------------------------------------------

LIABILITIES
Dividends payable                                               25,206             185,448                112,205
Accrued investment advisory fee                                  2,673              15,837                 10,060
Accrued administration fee                                       9,963              24,502                 15,789
Accrued board of trustees fee                                      498               1,446                  1,040
Accrued SEC registration fee                                         -               1,954                      -
Accrued distribution fee                                             -                 463                 15,672
Other payables                                                   3,019               2,917                  2,367
                                                     ------------------------------------------------------------
        Total Liabilities                                       41,359             232,567                157,133
                                                     ------------------------------------------------------------

NET ASSETS                                           $      45,761,907   $     247,217,948      $     162,655,102
                                                     ============================================================

COMPOSITION OF NET ASSETS
Paid-in capital                                      $      45,742,434   $     247,220,324      $     162,642,066
Undistributed net investment income                             19,384               1,490                      -
Accumulated net realized gain/(loss)                                89              (3,866)                13,036
                                                     ------------------------------------------------------------
NET ASSETS                                           $      45,761,907   $     247,217,948(2)   $     162,655,102(2)
                                                     ============================================================

Shares of beneficial interest outstanding
   (no par value, unlimited shares
    authorized)                                             45,776,865         247,072,547(2)         162,642,066(2)
                                                     ------------------------------------------------------------

Net asset value and redemption value per share       $            1.00   $            1.00      $            1.00
                                                     ------------------------------------------------------------

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds in the amounts of $26,801,000, $96,514,000, and $30,533,000, respectively.

(2) U.S. GOVERNMENT MONEY MARKET FUND                    NET ASSETS      SHARES OUTSTANDING
                                                     -----------------   ------------------
        Class I                                      $     245,482,193          245,337,262
        Class II                                     $       1,735,755            1,735,285

    PRIME MONEY MARKET FUND                             NET ASSETS       SHARES OUTSTANDING
                                                     -----------------   --------------------
        Class I                                      $     117,878,648          117,864,458
        Class II                                     $      44,776,454           44,777,608

See notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2004

                                                       U.S. TREASURY      U.S. GOVERNMENT             PRIME
                                                       MONEY MARKET        MONEY MARKET           MONEY MARKET
                                                           FUND                FUND                   FUND
                                                     ------------------------------------------------------------
INVESTMENT INCOME                                    $         638,112   $       4,248,728      $       1,800,602
                                                     ------------------------------------------------------------

EXPENSES
Investment advisory fee (Note 2)                                56,004             362,099                154,904
Administration services (Note 2)                               604,933             599,406                361,968
Legal                                                            1,325              12,641                  7,600
Reports to Shareholders                                          3,290               9,124                  4,678
Insurance                                                        4,017              22,819                  8,765
State Registration                                               5,019                   -                      -
  Class I                                                            -               5,310                  1,678
  Class II                                                           -                  28                    777
Distribution - Class II (Note 2)                                     -               4,710                202,015
Board of Trustees                                                3,913              24,495                 10,076
Miscellaneous                                                      170               7,273                  2,944
                                                     ------------------------------------------------------------
         Total Expenses before fee waiver                      678,671           1,047,905                755,405
Expenses waived by administrator                              (470,563)           (177,393)              (188,885)
Expenses waived by investment advisor                          (17,261)           (114,047)               (49,408)
                                                     ------------------------------------------------------------

         Net Expenses                                          190,847             756,465                517,112
                                                     ------------------------------------------------------------

NET INVESTMENT INCOME                                          447,265           3,492,263              1,283,490
                                                     ------------------------------------------------------------

Net realized gain on investments                                11,941              86,553                 14,656
                                                     ------------------------------------------------------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                      $         459,206   $       3,578,816      $       1,298,146
                                                     ============================================================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  U.S. TREASURY
                                                                  MONEY MARKET
                                                                     FUND
                                                     -------------------------------------
                                                         FOR THE             FOR THE
                                                        YEAR ENDED          YEAR ENDED
                                                      APRIL 30, 2004      APRIL 30, 2003
                                                     -------------------------------------
OPERATIONS
Net investment income                                $         447,265   $       1,075,616
Net realized gain on investments                                11,941                   -
                                                     -------------------------------------

Net increase in net assets resulting
   from operations                                             459,206           1,075,616
                                                     -------------------------------------

DISTRIBUTIONS
Dividends to shareholders from net
   investment income                                          (447,265)         (1,075,616)
                                                     -------------------------------------

BENEFICIAL INTEREST
   TRANSACTIONS (1)
Shares sold                                                116,973,962         311,027,805
Dividends reinvested                                           461,228           1,072,820
Shares redeemed                                           (152,620,186)       (319,560,904)
                                                     -------------------------------------

Net decrease in net assets
  from beneficial interest transactions                    (35,184,996)         (7,460,279)
                                                     -------------------------------------

Net decrease in net assets                                 (35,173,055)         (7,460,279)

NET ASSETS:
Beginning of period                                         80,934,962          88,395,241
                                                     -------------------------------------

End of period*                                       $      45,761,907   $      80,934,962
                                                     =====================================

* Includes (over)/undistributed net
  investment income of:                              $          19,384   $          (9,178)

(1) At net asset value of $1.00 per share.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     U.S. GOVERNMENT                              PRIME
                                                       MONEY MARKET                            MONEY MARKET
                                                           FUND                                    FUND
                                           ----------------------------------------------------------------------------
                                               FOR THE             FOR THE             FOR THE             FOR THE
                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                            APRIL 30, 2004      APRIL 30, 2003      APRIL 30, 2004      APRIL 30, 2003
                                           ----------------------------------------------------------------------------
OPERATIONS
Net investment income                      $      3,492,263    $      6,157,694    $      1,283,490    $      2,408,163
Net realized gain on investments                     86,553                   -              14,656              39,921
                                           ----------------------------------------------------------------------------

Net increase in net assets resulting
   from operations                                3,578,816           6,157,694           1,298,146           2,448,084
                                           ----------------------------------------------------------------------------

DISTRIBUTIONS
Dividends to shareholders from net
  investment income
  Class I                                        (3,479,530)         (6,153,506)         (1,009,315)         (1,979,015)
  Class II                                          (12,733)             (4,188)           (274,252)           (429,148)
Dividends to shareholders from net
  realized gains
  Class I                                                 -                   -             (36,572)                  -
  Class II                                                -                   -             (14,842)                  -
                                           ----------------------------------------------------------------------------

Net decrease in net assets from
   distributions                                 (3,492,263)         (6,157,694)         (1,334,981)         (2,408,163)
                                           ----------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (1)
  Class I
      Shares sold                             1,045,693,823       1,050,300,725         506,321,941         588,986,769
      Dividends reinvested                        3,438,053           5,892,046             467,012             928,401
      Shares redeemed                        (1,210,882,693)     (1,115,527,969)       (486,962,494)       (630,139,577)
  Class II
      Shares sold                                 1,914,017           3,241,911         110,896,619         114,464,985
      Dividends reinvested                           13,191               2,620              12,377               7,646
      Shares redeemed                            (2,355,839)         (1,080,615)       (117,872,870)        (65,321,686)
                                           ----------------------------------------------------------------------------

Net increase/(decrease) in net assets
  from beneficial interest transactions        (162,179,448)        (57,171,282)         12,862,585           8,926,538
                                           ----------------------------------------------------------------------------

Net increase/(decrease) in net assets          (162,092,895)        (57,171,282)         12,825,750           8,966,459

NET ASSETS:
Beginning of period                             409,310,843         466,482,125         149,829,352         140,862,893
                                           ----------------------------------------------------------------------------

End of period*                             $    247,217,948    $    409,310,843    $    162,655,102    $    149,829,352
                                           ============================================================================

* Includes undistributed net
  investment income of:                    $          1,490    $             15    $              -    $              -

(1) At net asset value of $1.00 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

U.S. TREASURY MONEY MARKET FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                           FOR THE YEAR ENDED APRIL 30,
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
Net asset value, beginning of period                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.01           0.01           0.03           0.06           0.05
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                                (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ======================================================================
TOTAL RETURN+                                              0.76%          1.26%          2.53%          5.92%          5.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                      $   45,762     $   80,935     $   88,395     $   74,590     $   78,943

Ratio of expenses to average net assets                    0.33%          0.33%          0.33%          0.33%          0.33%
Ratio of net investment income to
  average net assets                                       0.78%          1.25%          2.51%          5.82%          4.85%
Ratio of expenses to average net assets
  without fee waivers                                      1.18%          0.76%          0.69%          0.80%          0.72%
Ratio of net investment income to
  average net assets without fee waivers                  (0.07)%         0.81%          2.15%          5.34%          4.46%

+ Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS I
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                           FOR THE YEAR ENDED APRIL 30,
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
Net asset value, beginning of period                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.01           0.01           0.03           0.06           0.05
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                                (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ======================================================================
TOTAL RETURN+                                              0.93%          1.43%          2.87%          6.14%          5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                      $  245,482     $  407,147     $  466,482     $  343,856     $  223,152

Ratio of expenses to average net assets                    0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
  average net assets                                       0.94%          1.42%          2.78%          5.96%          5.12%
Ratio of expenses to average net assets
  without fee waivers                                      0.28%          0.21%          0.21%          0.21%          0.22%
Ratio of net investment income to
  average net assets without fee waivers                   0.86%          1.41%          2.77%          5.95%          5.10%

+ Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS II
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                   FOR THE
                                                                  YEAR ENDED       FOR THE PERIOD ENDED
                                                                APRIL 30, 2004      APRIL 30, 2003(1)
                                                               ----------------------------------------
Net asset value, beginning of period                           $          1.00     $               1.00
                                                               ----------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.01                     0.01
                                                               ----------------------------------------

DISTRIBUTIONS
From net investment income                                               (0.01)                   (0.01)
                                                               ----------------------------------------
Net asset value, end of period                                 $          1.00     $               1.00
                                                               ========================================
TOTAL RETURN+                                                             0.67%                    1.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                $         1,736     $              2,164

Ratio of expenses to average net assets                                   0.45%                    0.45%*
Ratio of net investment income to
  average net assets                                                      0.68%                    0.92%*
Ratio of expenses to average net assets
  without fee waivers                                                     0.53%                    0.46%*
Ratio of net investment income to
  average net assets without fee waivers                                  0.60%                    0.91%*

* Annualized

+ Total return would have been lower had various fees not been waived during the period.

(1) Class II commenced operations on June 18, 2002.

See notes to financial statements.

PRIME MONEY MARKET FUND - CLASS I
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                          FOR THE YEAR ENDED APRIL 30,
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
Net asset value, beginning of period                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.01           0.01           0.03           0.06           0.05
Net realized gain                                          0.00*             -              -              -              -
                                                     ----------------------------------------------------------------------
Total from investment operations                           0.01           0.01           0.03           0.06           0.05
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                                (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
From net realized gain                                     0.00*             -              -              -              -
                                                     ----------------------------------------------------------------------
Total distributions                                       (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ======================================================================
TOTAL RETURN+                                              0.95%          1.42%          2.88%          6.23%          5.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                      $  117,879     $   98,079     $  138,272     $  120,383     $  140,005

Ratio of expenses to average net assets                    0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
  average net assets                                       0.95%          1.46%          2.74%          6.06%          5.37%
Ratio of expenses to average net assets
  without fee waivers                                      0.35%          0.26%          0.28%          0.33%          0.28%
Ratio of net investment income to
  average net assets without fee waivers                   0.79%          1.41%          2.66%          5.93%          5.28%

* Less than $.005 per share

+ Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

PRIME MONEY MARKET FUND - CLASS II
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                          FOR THE YEAR ENDED APRIL 30,
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
Net asset value, beginning of period                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.01           0.01           0.03           0.06           0.05
Net realized gain                                          0.00*             -              -              -              -
                                                     ----------------------------------------------------------------------
Total from investment operations                           0.01           0.01           0.03           0.06           0.05
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                                (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
From net realized gain                                     0.00*             -              -              -              -
                                                     ----------------------------------------------------------------------
Total distributions                                       (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of period                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ======================================================================

TOTAL RETURN+                                              0.55%          1.02%          2.62%          5.97%          5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                      $   44,776     $   51,750     $    2,591     $       39     $       32

Ratio of expenses to average net assets                    0.60%          0.60%          0.51%          0.45%          0.45%
Ratio of net investment income to
  average net assets                                       0.55%          0.96%          2.17%          5.88%          5.11%
Ratio of expenses to average net assets
  without fee waivers                                      0.75%          0.66%          0.60%          0.58%          0.57%
Ratio of net investment income to
  average net assets without fee waivers                   0.39%          0.91%          2.08%          5.75%          4.99%

* Less than $.005 per share

+ Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and the Prime Money Market Fund (the "Funds"). The financial statements of the remaining portfolios of the Trust are presented separately.
     The U.S. Government Money Market Fund and the Prime Money Market Fund offer two classes of shares (Class I and Class II). Class I and Class II are identical in all respects with the exception that Class II shares charge a distribution fee and have a lower investment minimum. Each Class of shares has equal rights as to earnings, assets and voting privileges except that Class II has exclusive voting rights with respect to its Distribution Plan. Income, expenses (other than expenses incurred under the Class II Distribution Plan and other class specific expenses) and realized gains or losses on investments are allocated to each Class based upon their relative net assets.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: Each of the Money Market Funds values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Fund must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes. Interest income is accrued and recorded as earned.

     REPURCHASE AGREEMENTS: In some cases, the Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements, unless it is a tri-party repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default by or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provisions are required.
     At April 30, 2004, the U.S. Government Money Market Fund had available for federal income tax purposes unused capital loss carryovers of $2,673 and $1,193, respectively, expiring between 2006 and 2008. The U.S. Treasury and U.S. Government Money Market Funds used $11,852 and $86,553, respectively, of capital loss carryovers in the current period to offset net realized gains for federal income tax purposes.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly. Distributions of accumulated net realized gains, if any, are declared at least once a year.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Funds during the years ended April 30, 2004 and 2003 were as follows:

                                 U.S. TREASURY MONEY MARKET    U.S. GOVERNMENT MONEY MARKET       PRIME MONEY MARKET
                                             FUND                          FUND                          FUND
                                     2004           2003           2004           2003           2004           2003
                                 ---------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary income                  $    447,265   $  1,075,616   $  3,492,263   $  6,157,694   $  1,334,981   $  2,408,163
Long-Term Capital Gains                     -              -              -              -              -              -
                                 ---------------------------------------------------------------------------------------
 Total                           $    447,265   $  1,075,616   $  3,492,263   $  6,157,694   $  1,334,981   $  2,408,163
                                 =======================================================================================

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                       U.S TREASURY       U.S. GOVERNMENT           PRIME
                                                     MONEY MARKET FUND   MONEY MARKET FUND    MONEY MARKET FUND
                                                     ----------------------------------------------------------
Undistributed net investment income                  $          19,384   $           1,490    $               -
Accumulated net realized gain/(loss)                                89              (3,866)              13,036
Net unrealized appreciation/depreciation                             -                   -                    -
                                                     ----------------------------------------------------------
 Total                                               $          19,473   $          (2,376)   $          13,036
                                                     ==========================================================

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended April 30, 2004, amounts have been reclassified on the U.S. Treasury Money Market Fund to reflect a decrease in paid in capital of $28,562 and an increase of$28,562 to (over)/undistributed net investment income. In addition, amounts have been reclassified on the Prime Money Market Fund to reflect a decrease in overdistributed net investment income of $77 and a decrease in accumulated net realized gain on investments of $77 and on the U.S. Government Money Market Fund to reflect an increase in undistributed net investment income of $1,475, a decrease in accumulated net realized loss on investments of $2,037 and a decrease in paid in capital of $3,512. Net assets of the Funds were unaffected by the reclassification's and the calculation of net investment income in the Financial Highlights excludes these adjustments.
     These reclassification's are primarily the result of differing book/tax treatment of organization, cost and expiration of capital loss carryovers and non-deductible excise taxes paid.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     OTHER: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     At a special meeting on June 10, 2003, shareholders of each of the Funds approved an Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"). Pursuant to these advisory agreements, SSgA FM is entitled to an advisory fee at the annual rate of .105% of each Fund's average net assets. SSgA FM has voluntarily agreed to waive .035% of their advisory fee until assets for each Fund reach $1 billion.

Prior to June 10, 2003, SSgA FM assumed the interim investment advisory responsibility for the Financial Investors Trust Money Market Funds. Pursuant to the interim advisory agreement, SSgA FM was entitled to the following advisory fee schedule:

                                U.S. TREASURY              U.S. GOVERNMENT                     PRIME
AVERAGE NET ASSETS            MONEY MARKET FUND           MONEY MARKET FUND              MONEY MARKET FUND
------------------            -----------------           -----------------              -----------------
First $500 million                  0.05%                       0.04%                          0.04%
Next $500 million                  0.075%                       0.06%                          0.06%
Next $500 million                   0.10%                       0.08%                          0.08%
In excess of $1.5 billion           0.15%                       0.08%                          0.08%

Any information contained in this report prior to January 13, 2003, reflects the operations of the funds while GE Asset Management, Inc ("GEAM") was the adviser. GEAM had the following fee schedule:

                                U.S. TREASURY              U.S. GOVERNMENT                     PRIME
AVERAGE NET ASSETS            MONEY MARKET FUND           MONEY MARKET FUND              MONEY MARKET FUND
------------------            -----------------           -----------------              -----------------
First $500 million                  0.05%                       0.04%                          0.04%
Next $500 million                  0.075%                       0.06%                          0.06%
Next $500 million                   0.10%                       0.08%                          0.08%
In excess of $1.5 billion           0.15%                       0.08%                          0.08%

     ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Funds' administrator. ALPS is entitled to receive a fee from each Fund for its administrative services, computed daily and payable monthly, based on the following fee schedule:

                                U.S. TREASURY              U.S. GOVERNMENT                     PRIME
AVERAGE NET ASSETS           MONEY MARKET FUND*          MONEY MARKET FUND*             MONEY MARKET FUND*
------------------           ------------------          ------------------             ------------------
First $500 million                  0.26%                       0.16%                          0.16%
Next $500 million                   0.24%                       0.14%                          0.14%
In excess of $1 billion             0.22%                       0.12%                          0.12%

*Subject to a minimum monthly fee of $50,000, $30,000 and $30,000 for the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Prime Money Market Fund, respectively.

     ALPS has contractually agreed to waive a portion of its administration fees until at least April 30, 2005, to the extent necessary for U.S. Treasury to maintain a total expense ratio of no more than .33% of its average net assets, U.S. Government Class I to maintain a total expense ratio of no more than .20% of its average net assets, U.S. Government Class II to maintain a total expense ratio of no more than .45% of its average net assets, Prime Class I to maintain a total expense ratio of no more than .20% of its average net assets, and Prime Class II to maintain a total expense ratio of no more than .60% of its average net assets, respectively. After that date, the fee waivers by ALPS are voluntary and may be terminated at any time.

     Administration services include: fund accounting, daily pricing, custody, registration, shareholder servicing, transfer agency, fund ratings and audit.

     The Trustees have adopted a Distribution Plan on behalf of Class II of the U.S. Government Money Market Fund and the Prime Money Market Fund ("Class II") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payment of a fee to the Distributor, ALPS Distributors, Inc. at the annual rate of .25% of the average net assets of Class II of the U.S. Government Money Market Fund and .40% of the average net assets of Class II of the Prime Money Market Fund.

     Shareholders holding more than 10% of the Funds' outstanding shares as of April 30, 2004, constituted 10% of the U.S. Treasury Money Market Fund, 27% of the U.S. Government Money Market Fund and 78% of the Prime Money Market Fund.

TRUSTEES & OFFICERS (Unaudited)

As of April 30, 2004, the Funds represent three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES & OFFICERS

                                                    TERM OF OFFICE, LENGTH
                                                    OF TIME SERVED AND
                            POSITION(S) HELD        NUMBER OF PORTFOLIOS           PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE         WITH FUNDS              OVERSEEN                       YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander, (76)   Trustee and             W. Robert Alexander was        Mr. Alexander is the Chief Executive Officer
                            Chairman                elected by the initial         of ALPS Mutual Funds Services, Inc.,("ALPS")
1625 Broadway                                       shareholder in December 1993   and ALPS Distributors, Inc., ("ADI") which
Suite 2200                                          and oversees 7 portfolios in   provide administration and distribution
Denver, CO 80202                                    fund complex.                  services, respectively, for proprietary mutual
                                                                                   fund complexes. Mr. Alexander was Vice
                                                                                   Chairman of First Interstate Bank of Denver,
                                                                                   responsible for Trust, Private Banking, Retail
                                                                                   Banking, Cash Management Services and
                                                                                   Marketing. Mr. Alexander is currently a member
                                                                                   of the Board of Trustees of the Hunter and
                                                                                   Hughes Trusts, Financial Investors Variable
                                                                                   Insurance Trust, and Reaves Utility Income
                                                                                   Fund. Because of his affiliation with ALPS and
                                                                                   ADI, Mr. Alexander is considered an
                                                                                   "interested" Trustee of the Trust.

Edmund J. Burke, (43)       President               Edmund J. Burke was elected    Mr. Burke is President and Director of ALPS and
                                                    as President at the December   ADI. Mr. Burke joined ALPS in 1991 as Vice
1625 Broadway                                       17, 2002 meeting of the        President and National Sales Manager. Because
Suite 2200                                          Board of Trustees.             of his positions with ADI and ALPS. Mr. Burke
Denver, CO 80202                                                                   is deemed an affiliate of the Trust as defined
                                                                                   under the 1940 Act.

J. Jeffrey Dohse, (62)      Vice President          J. Jeffrey Dohse was elected   Executive Vice President of Tempest Investment
                                                    as Vice President at the       Counselors, Inc., since July 1983.
1380 Lawrence Street                                September 17, 2002 meeting
Suite 1050                                          of the Board of Trustees.
Denver, CO 80202

H. David Lansdowne, (57)    Vice President          H. David Lansdowne was         President and CEO of Tempest Investment
                                                    elected as Vice President at   Counselors, Inc., since January 1987. Mr.
1380 Lawrence Street                                the January 20, 1998 meeting   Lansdowne joined Tempest as Director of
Suite 1050                                          of the Board of Trustees.      Research in 1983.
Denver, CO 80202

                                                    TERM OF OFFICE, LENGTH
                                                    OF TIME SERVED AND
                            POSITION(S) HELD        NUMBER OF PORTFOLIOS           PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE         WITH FUNDS              OVERSEEN                       YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Jeremy O. May, (34)         Treasurer               Jeremy May was elected at      Mr. May is Managing Director, Operations &
                                                    the October 7, 1997 meeting    Client Services of ALPS and ADI. Mr. May
1625 Broadway                                       of the Board of Trustees.      joined ALPS in 1995 as a Controller. Mr. May
Suite 2200                                                                         was an auditor with Deloitte & Touche LLP in
Denver, CO 80202                                                                   their Denver office. Because of his positions
                                                                                   with ALPS and ADI, Mr. May is deemed an
                                                                                   affiliate of the Trust as defined under the
                                                                                   1940 Act. Mr. May is currently Treasurer of
                                                                                   Financial Investors Variable Insurance Trust,
                                                                                   Reaves Utility Income Fund, and First Funds
                                                                                   Trust.

Traci A. Thelen, (31)       Secretary               Traci A. Thelen was elected    Ms. Thelen is the General Counsel of ALPS and
                                                    as Secretary at the June 11,   ADI. Ms. Thelen joined ALPS and ADI in October
1625 Broadway                                       2002 meeting of the Board of   1999 as Associate Counsel. Prior to that,
Suite 2200                                          Trustees.                      Ms. Thelen did contract work for various law
Denver, CO 80202                                                                   firms in Boulder, Colorado. Because of her
                                                                                   positions with ALPS and ADI, Ms. Thelen is
                                                                                   deemed an affiliate of the Trust as defined
                                                                                   under the 1940 Act. Ms. Thelen is currently
                                                                                   Secretary of First Funds Trust, Financial
                                                                                   Investors Variable Insurance Trust, Reaves
                                                                                   Utility Income Fund, and Westcore Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine, (63)       Trustee                 Mary K. Anstine was elected    President/Chief Executive Officer, HealthONE
                                                    at a special meeting of        Alliance, Denver, Colorado; Former Executive
1625 Broadway                                       shareholders held on March     Vice President, First Interstate Bank of
Suite 2200                                          21, 1997 and oversees 7        Denver. Ms. Anstine is currently a Director of
Denver, CO 80202                                    portfolios in fund complex.    the Trust of Colorado, Trustee of the Denver
                                                                                   Area Council of the Boy Scouts of America, a
                                                                                   Director of the Junior Achievement Board and
                                                                                   the Colorado Uplift Board, and a member of the
                                                                                   Advisory Boards for the Girl Scouts Mile Hi
                                                                                   Council and the Hospice of Metro Denver. Ms.
                                                                                   Anstine is a Trustee of Financial Investors
                                                                                   Variable Insurance Trust, and Reaves Utility
                                                                                   Income Fund. Formerly, Ms. Anstine served as a
                                                                                   Director of ALPS Distributors, Inc., from
                                                                                   October 1995 to December 1996; Director of
                                                                                   HealthONE; a member of the American Bankers
                                                                                   Association Trust Executive Committee; and
                                                                                   Director of the Center for Dispute Resolution.

                                                    TERM OF OFFICE, LENGTH
                                                    OF TIME SERVED AND
                            POSITION(S) HELD        NUMBER OF PORTFOLIOS           PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE         WITH FUNDS              OVERSEEN                       YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder, (72)      Trustee                 Edwin B. Crowder was elected   Mr. Crowder currently operates a marketing
                                                    at a special meeting of        concern with operations in the U. S. and Latin
1625 Broadway                                       shareholders held on March     America. He has previously engaged in business
Suite 2200                                          21, 1997 and oversees 7        pursuits in the restaurant, oil and gas
Denver, CO 80202                                    portfolios in fund complex.    drilling, and real estate development
                                                                                   industries. Mr. Crowder is a former Director
                                                                                   of Athletics and Head Football Coach at the
                                                                                   University of Colorado.

Robert E. Lee, (68)         Trustee                 Robert E. Lee was appointed    Mr. Lee has been a Director of Storage
                                                    as a Trustee at the December   Technology Corporation since 1989 and of
1625 Broadway                                       15, 1998, meeting of the       Equitable of Iowa since 1981. Mr. Lee was the
Suite 2200                                          Board of Trustees and          Executive Director of The Denver Foundation
Denver, CO 80202                                    oversees 7 portfolios in       from 1989 to 1996, and is currently the
                                                    fund complex.                  Executive Director of Emeritus. Mr. Lee is
                                                                                   also a Director of Meredith Capital
                                                                                   Corporation and Source Capital Corporation.
                                                                                   Mr. Lee is a Trustee of the Financial
                                                                                   Investors Variable Insurance Trust and Reaves
                                                                                   Utility Income Fund.

John R. Moran, Jr., (73)    Trustee                 John R. Moran was elected at   Mr. Moran is President of The Colorado Trust,
                                                    a special meeting of           a private foundation serving the health and
1625 Broadway                                       shareholders held on March     hospital community in the State of Colorado.
Suite 2200                                          21, 1997 and oversees 7        An attorney, Mr. Moran was formerly a partner
Denver, CO 80202                                    portfolios in fund complex.    with the firm of Kutak Rock & Campbell in
                                                                                   Denver, Colorado and a member of the Colorado
                                                                                   House of Representatives. Currently, Mr. Moran
                                                                                   is a member of the Board of Directors and
                                                                                   Treasurer of Grantmakers in Health; a Director
                                                                                   of the Conference of Southwest Foundations; a
                                                                                   member of the Treasurer's Office Investment
                                                                                   Advisory Committee for the University of
                                                                                   Colorado; a Trustee of the Robert J. Kutak
                                                                                   Foundation, Financial Investors Variable
                                                                                   Insurance Trust; Director of the Colorado
                                                                                   Wildlife Heritage Foundation; and a member of
                                                                                   the Alumni Council of the University of Denver
                                                                                   College of Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

PROXY RESULTS (Unaudited)

A special meeting of the shareholders of each Money Market Fund was held on June 10, 2003, for the purpose of voting on a proposal to approve SSgA FM as the new investment adviser. The results of the vote are described in the following table:

                                  SHARES VOTED                   SHARES VOTED             SHARES ABSTAINED
                                  FOR PROPOSAL                 AGAINST PROPOSAL             FROM VOTING
----------------------------------------------------------------------------------------------------------
U.S. Treasury                     42,440,925.186                      0                        501,702.270
U.S. Government                  269,042,764.944                      0                                  0
Prime                            109,542,918.686                      0                          5,973.280

                            INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER
SSgA FUNDS MANAGEMENT, INC.
1 INTERNATIONAL PLACE, 25TH FLOOR
BOSTON, MASSACHUSETTS 02110

ADMINISTRATOR, TRANSFER AGENT &
FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO 80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO  80202

LEGAL COUNSEL
DAVIS GRAHAM & STUBBS LLP
1550 SEVENTEENTH STREET
SUITE 500
DENVER, COLORADO 80202

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
555 SEVENTEENTH STREET
SUITE 3600
DENVER, COLORADO 80202

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
OF CONNECTICUT N.A.
750 MAIN STREET
SUITE 1114
HARTFORD, CONNECTICUT 06103

SUB-CUSTODIAN
STATE STREET BANK & TRUST COMPANY
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL
800.862.3040 OR VISIT
WWW.AMERICANFREEDOMFUNDS.COM


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


[AMERICAN FREEDOM FUNDS LOGO]


ANNUAL REPORT
APRIL 30, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FINANCIAL INVESTORS TRUST

WE HAVE AUDITED THE ACCOMPANYING STATEMENT OF ASSETS AND LIABILITIES, INCLUDING THE STATEMENT OF INVESTMENTS, OF THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND OF THE FINANCIAL INVESTORS TRUST (THE "TRUST"), AS OF APRIL 30, 2004, AND THE RELATED STATEMENT OF OPERATIONS AND STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD FROM SEPTEMBER 11, 2003 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2004, AND THE FINANCIAL HIGHLIGHTS FOR THE PERIOD INDICATED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH STANDARDS OF THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF APRIL 30, 2004, BY CORRESPONDENCE WITH THE CUSTODIAN. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND OF THE FINANCIAL INVESTORS TRUST AS OF APRIL 30, 2004, THE RESULTS OF ITS OPERATIONS AND THE CHANGES IN ITS NET ASSETS FOR THE PERIOD FROM SEPTEMBER 11, 2003 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2004, AND THE FINANCIAL HIGHLIGHTS FOR THE PERIOD INDICATED, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
DENVER, COLORADO
JUNE 15, 2004

STATEMENT OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND
APRIL 30, 2004

FACE VALUE                                                             VALUE*
----------                                                          ------------
                U.S. GOVERNMENT & AGENCY OBLIGATIONS  52.41%

                 U.S. Treasury Note
$  5,000,000         2.25%, 7/31/04                                 $  5,014,258

                 Federal Home Loan Bank
   3,000,000         1.38%, 1/5/05                                     2,999,130

                 Federal Home Loan Mortgage Corp
  10,000,000         1.01%, 5/10/04**                                  9,998,472
  10,000,000         1.20%, 6/9/04   DN                                9,987,605
   2,000,000         1.05%, 10/20/04 DN                                1,990,079
   2,000,000         1.11%, 12/1/04  DN                                1,986,919

                 Federal National Mortgage Association
   5,000,000         1.02%, 6/11/04**                                  4,999,229
   2,000,000         1.05%, 7/21/04  DN                                1,995,390
   3,000,000         1.02%, 8/4/04   DN                                2,991,771
   2,000,000         1.06%, 8/11/04  DN                                1,994,127
   2,000,000         1.06%, 8/18/04  DN                                1,993,715
   4,000,000         1.05%, 9/8/04   DN                                3,985,123
   2,000,000         1.09%, 9/29/04  DN                                1,991,013
   1,000,000         1.48%, 11/12/04 DN                                  992,041
   2,000,000         1.27%, 11/18/04 DN                                1,985,932
                                                                    ------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $54,904,804)                                                    54,904,804
                                                                    ------------

STATEMENT OF INVESTMENTS

                                                                                  VALUE*         COLLATERAL VALUE
                                                                               -----------------------------------
        REPURCHASE AGREEMENTS COLLATERALIZED
        BY U.S. GOVERNMENT OBLIGATIONS  47.64%

        Agreement with ABN AMRO Bank and Bank of New York (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04, collateralized by Federal Home
        Loan Mortgage Corp. Note, 5.55% due 4/22/19, and Federal National
        Mortgage Association Note, 2.50% due 4/19/07 with a repurchase
        amount of $24,000,693                                                  $   24,000,000    $      24,480,789

        Agreement with Lehman Brothers, Inc. and J.P. Morgan Chase
        & Co. (Tri-party), 1.04%, dated 4/30/04 and maturing 5/3/04 collateralized by Federal Home Loan Bank Bond, 3.63% due
        11/14/08 with a repurchase amount of $1,900,055                             1,900,000            1,939,716

        Agreement with UBS Warburg, LLC and J.P. Morgan Chase
        & Co. (Tri-party), 1.04% dated 4/30/04 and maturing 5/3/04, collateralized by Federal Home Loan Bank Bonds, 2.38-4.25%
        due 2/15/06-11/13/09 with a repurchase amount of $24,000,693               24,000,000           24,482,843
                                                                               -----------------------------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $49,900,000)                                                               49,900,000           50,903,348
                                                                               -----------------------------------

TOTAL INVESTMENTS                                                   100.05%    $  104,804,804
  (Cost $104,804,804)
Liabilities in Excess of Other Assets                                -0.05%           (49,550)
                                                                    -------------------------
NET ASSETS                                                          100.00%    $  104,755,254
                                                                    =========================

* See Note 1 to financial statements.

**Floating rate security - rate disclosed as of April 30, 2004. Maturity date represents the next interest rate reset date.

DN- Discount Note

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $104,804,804

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2004

                                                               U.S. GOVERNMENT
                                                              MONEY MARKET FUND
                                                              -----------------
ASSETS
Investments, at amortized cost (which
approximates market value)(1) -
see accompanying statements                                   $     104,804,804
Interest receivable                                                      60,550
Prepaid and other assets                                                  2,289
                                                              -----------------
   Total Assets                                                     104,867,643
                                                              -----------------

LIABILITIES
Dividends payable                                                        82,753
Accrued investment advisory fee                                           6,589
Accrued administration fee                                               12,236
Accrued board of trustees fee                                             4,826
Other payables                                                            5,985
                                                              -----------------
   Total Liabilities                                                    112,389
                                                              -----------------

NET ASSETS                                                    $     104,755,254
                                                              =================

COMPOSITION OF NET ASSETS
Paid-in capital                                               $     104,739,644
Undistributed net investment income                                           -
Accumulated net realized gain                                            15,610
                                                              -----------------
NET ASSETS                                                    $     104,755,254(2)
                                                              =================

Shares of beneficial interest outstanding
(no par value, unlimited
shares authorized)                                                  104,739,637(2)
                                                              -----------------
Net asset value and redemption value per share                $            1.00
                                                              -----------------

(1) Including repurchase agreements in the amount of $49,900,000.

(2) U.S. Government Money Market Fund

                                                      NET ASSETS     SHARES OUTSTANDING
                                                    -------------    ------------------
     Class I                                        $ 104,752,252           104,736,636
     Class II                                       $       3,002                 3,001

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2004

                                                               U.S. GOVERNMENT
                                                              MONEY MARKET FUND
                                                              -----------------
INVESTMENT INCOME                                             $         837,661
                                                              -----------------

EXPENSES
Investment advisory fee (Note 2)                                         81,882
Administration services (Note 2)                                        225,247
Legal                                                                     6,305
Insurance                                                                 8,645
State Registration
  Class I                                                                 1,986
  Class II                                                                    -
Distribution - Class II (Note 2)                                              0
Board of Trustees                                                         8,613
Miscellaneous                                                             3,480
                                                              -----------------
     Total Expenses before fee waiver                                   336,158
Expenses waived by administrator                                       (154,644)
Expenses waived by investment advisor                                   (27,294)
                                                              -----------------

    Net Expenses                                                        154,220
                                                              -----------------

NET INVESTMENT INCOME                                                   683,441
                                                              -----------------

Net realized gain on investments                                         15,610
                                                              -----------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                               $         699,051
                                                              =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED APRIL 30, 2004

                                                               U.S. GOVERNMENT
                                                              MONEY MARKET FUND
                                                              -----------------
OPERATIONS
Net investment income                                         $         683,441
Net realized gain on investments                                         15,610
                                                              -----------------

Net increase in net assets resulting
  from operations                                                       699,051
                                                              -----------------

DISTRIBUTIONS
Dividends to shareholders from net
  investment income
  Class I                                                              (683,431)
  Class II                                                                   (3)
                                                              -----------------
Net decrease in net assets from
  distributions                                                        (683,434)
                                                              -----------------

BENEFICIAL INTEREST TRANSACTIONS (1)
  Class I
    Shares sold                                                     268,683,223
    Dividends reinvested                                                522,218
    Shares redeemed                                                (164,468,805)
  Class II
    Shares sold                                                           3,000
    Dividends reinvested                                                      1
    Shares redeemed                                                           -
                                                              -----------------
Net increase in net assets derived
  from beneficial interest transactions                             104,739,637
                                                              -----------------

Net increase in net assets                                          104,755,254

NET ASSETS
Beginning of period                                                           -
                                                              -----------------

End of period*                                                $     104,755,254
                                                              =================

*Includes Undistributed
net investment income of:                                     $               -

(1)  At net asset value of $1.00 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET FUND - CLASS I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                         FOR THE PERIOD ENDED
                                                           APRIL 30, 2004**
                                                         --------------------
Net asset value, beginning of period                     $               1.00
                                                         --------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                    0.01
                                                         --------------------

DISTRIBUTIONS
From net investment income                                              (0.01)
                                                         --------------------
Net asset value, end of period                           $               1.00
                                                         ====================
TOTAL RETURN+                                                            0.55%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                          $            104,752

Ratio of expenses to average net assets                                  0.20%*
Ratio of net investment income to
  average net assets                                                     0.88%*
Ratio of expenses to average net assets
  without fee waivers                                                    0.43%*
Ratio of net investment income to
  average net assets without fee waivers                                 0.65%*

* Annualized.
** Class I commenced operations on September 11, 2003.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.

See notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND - CLASS II

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                         FOR THE PERIOD ENDED
                                                           APRIL 30, 2004**
                                                         --------------------
Net asset value, beginning of period                     $               1.00
                                                         --------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                    0.00^
                                                         --------------------

DISTRIBUTIONS
From net investment income                                               0.00^
                                                         --------------------
Net asset value, end of period                           $               1.00
                                                         ====================
TOTAL RETURN+                                                            0.11%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                          $                  3

Ratio of expenses to average net assets                                  0.43%*
Ratio of net investment income to
  average net assets                                                     0.62%*
Ratio of expenses to average net assets
  without fee waivers                                                    0.66%*
Ratio of net investment income to
  average net assets without fee waivers                                 0.39%*

* Annualized.
** Class II commenced operations on September 17, 2003.
+ Total return would have been lower had various fees not been waived during the period.
# Total returns for periods of less than one year are not annualized.
^ Less than $.005 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's American Freedom Family of Funds. The American Freedom Family of Funds includes the U.S. Government Money Market Fund. The financial statements of the remaining portfolios of the Trust are presented separately.
     The U.S. Government Money Market Fund offers two classes of shares (Class I and Class II). Class I and Class II are identical in all respects with the exception that Class II shares charge a distribution fee and have a lower investment minimum. Each Class of shares has equal rights as to earnings, assets and voting privileges except that Class II has exclusive voting rights with respect to its Distribution Plan. Income, expenses (other than expenses incurred under the Class II Distribution Plan and other class specific expenses) and realized gains or losses on investments are allocated to each Class based upon their relative net assets.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: The U.S. Government Money Market Fund values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which the fund must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes. Interest income is accrued and recorded as earned.

     REPURCHASE AGREEMENTS: In some cases, the Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements, unless it is a tri-party repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default by or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     FEDERAL INCOME TAXES: Dividends from net investment income are declared daily and paid monthly. Distributions of accumulated net realized gains, if any, are declared at least once a year.
     It is the Fund's policy to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provisions are required.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The tax character of the distributions paid by the U.S. Government Money Market Fund during the period ended April 30, 2004 was as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income                                   $  683,434
Long-Term Capital Gain                                     -
                                                  ----------
 Total                                            $  683,434
                                                  ==========

As of April 30, 2004, the components of distributable earnings on a tax basis for the U.S. Government Money Market Fund was as follows:

(Over)/undistributed net investment income        $        -
Accumulated net realized gain                         15,610
Net unrealized appreciation/depreciation                   -
                                                  ----------
 Total                                            $   15,610
                                                  ==========

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended April 30, 2004, amounts have been reclassified to reflect an increase in paid in capital of $7 and a decrease of $7 to (over)/undistributed net investment income. Net assets of the U.S. Government Money Market Fund were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     OTHER: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into Investment Advisory Agreements with SSgA Funds Management, Inc. ("SSgA FM"). Pursuant to these advisory agreements, SSgA FM is entitled to an advisory fee at the annual rate of .105% of average net assets of the U.S. Government Money Market Fund. SSgA FM has voluntarily agreed to waive ..035% of their advisory fee until assets of the Fund reach $1 billion.

ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's administrator. ALPS is entitled to receive a fee from the Fund for its administrative services, computed daily and payable monthly, based on the following fee schedule:

                                          U.S. GOVERNMENT
       AVERAGE NET ASSETS                MONEY MARKET FUND*
       ------------------                ------------------
       First $500 million                       0.16%
       Next $500 million                        0.14%
       In excess of $1 billion                  0.12%

*Subject to a minimum monthly fee of $30,000 for the U.S. Government Money Market Fund.

     ALPS has contractually agreed to waive a portion of its administration fees until at least April 30, 2005, to the extent necessary for U.S. Government Class I to maintain a total expense ratio of no more than .20% of its average net assets, and U.S. Government Class II to maintain a total expense ratio of no more than .45% of its average net assets, respectively. After that date, the fee waivers by ALPS are voluntary and may be terminated at any time.

     Administration services include: fund accounting, daily pricing, custody, registration, shareholder servicing, transfer agency, fund ratings and audit.

     The Trustees have adopted a Distribution Plan on behalf of Class II of the U.S. Government Money Market Fund ("Class II") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payment of a fee to the Distributor, ALPS Distributors, Inc. at the annual rate of .25% of the average net assets of Class II of the U.S. Government Money Market Fund.

     Shareholders holding more than 10% of the Funds' outstanding shares as of April 30, 2004, constituted 35% of the U.S. Government Money Market Fund.

TRUSTEES AND OFFICERS (Unaudited)

     As of April 30, 2004, the U.S. Government Money Market Fund represents one of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES & OFFICERS

                                               TERM OF OFFICE, LENGTH
                                               OF TIME SERVED AND
                            POSITION(S) HELD   NUMBER OF PORTFOLIOS     PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE         WITH FUNDS         OVERSEEN                 YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
W. Robert Alexander, (76)   Trustee and        W. Robert Alexander      Mr. Alexander is the Chief Executive Officer
                            Chairman           was elected by the       of ALPS Mutual Funds Services, Inc., ("ALPS")
1625 Broadway                                  initial shareholder in   and ALPS Distributors, Inc., ("ADI") which
Suite 2200                                     December 1993 and        provide administration and distribution
Denver, CO 80202                               oversees 7 portfolios    services, respectively, for proprietary mutual
                                               in fund complex.         fund complexes. Mr. Alexander was Vice
                                                                        Chairman of First Interstate Bank of Denver,
                                                                        responsible for Trust, Private Banking, Retail
                                                                        Banking, Cash Management Services and
                                                                        Marketing. Mr. Alexander is currently a member
                                                                        of the Board of Trustees of the Hunter and
                                                                        Hughes Trusts, Financial Investors Variable
                                                                        Insurance Trust, and Reaves Utility Income
                                                                        Fund. Because of his affiliation with ALPS and
                                                                        ADI, Mr. Alexander is considered an
                                                                        "interested" Trustee of the Trust.

Edmund J. Burke, (43)       President          Edmund J. Burke was      Mr. Burke is President and Director of ALPS and
                                               elected as President     ADI. Mr. Burke joined ALPS in 1991 as Vice
1625 Broadway                                  at the December 17,      President and National Sales Manager. Because
Suite 2200                                     2002 meeting of the      of his positions with ADI and ALPS, Mr. Burke
Denver, CO 80202                               Board of Trustees.       is deemed an affiliate of the Trust as defined
                                                                        under the 1940 Act.

J. Jeffrey Dohse, (62)      Vice President     J. Jeffrey Dohse was     Executive Vice President of Tempest Investment
                                               elected as Vice          Counselors, Inc., since July 1983.
1380 Lawrence Street                           President at the
Suite 1050                                     September 17, 2002
Denver, CO 80202                               meeting of the Board
                                               of Trustees.

H. David Lansdowne, (57)    Vice President     H. David Lansdowne was   President and CEO of Tempest Investment
                                               elected as Vice          Counselors, Inc., since January 1987. Mr.
1380 Lawrence Street                           President at the         Lansdowne joined Tempest as Director of
Suite 1050                                     January 20, 1998         Research in 1983.
Denver, CO 80202                               meeting of the Board
                                               of Trustees.

INTERESTED TRUSTEES

                                               TERM OF OFFICE, LENGTH
                                               OF TIME SERVED AND       PRINCIPAL OCCUPATION DURING THE PAST 5
                            POSITION(S) HELD   NUMBER OF PORTFOLIOS     YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE         WITH FUNDS         OVERSEEN                 TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Jeremy O. May, (34)         Treasurer          Jeremy May was elected   Mr. May is Managing Director, Operations &
                                               at the October 7, 1997   Client Services of ALPS and ADI. Mr. May
1625 Broadway                                  meeting of the Board     joined ALPS in 1995 as a Controller. Mr. May
Suite 2200                                     of Trustees.             was an auditor with Deloitte & Touche LLP in
Denver, CO 80202                                                        their Denver office. Because of his positions
                                                                        with ALPS and ADI, Mr. May is deemed an
                                                                        affiliate of the Trust as defined under the
                                                                        1940 Act. Mr. May is currently Treasurer of
                                                                        Financial Investors Variable Insurance Trust,
                                                                        Reaves Utility Income Fund, and First Funds
                                                                        Trust.

Traci A. Thelen, (31)       Secretary          Traci A. Thelen was      Ms. Thelen is the General Counsel of ALPS and
                                               elected as Secretary     ADI. Ms. Thelen joined ALPS and ADI in October
1625 Broadway                                  at the June 11, 2002     1999 as Associate Counsel. Prior to that,
Suite 2200                                     meeting of the Board     Ms.Thelen did contract work for various law
Denver, CO 80202                               of Trustees.             firms in Boulder, Colorado. Because of her
                                                                        positions with ALPS and ADI, Ms. Thelen is
                                                                        deemed an affiliate of the Trust as defined
                                                                        under the 1940 Act. Ms. Thelen is currently
                                                                        Secretary of First Funds Trust, Financial
                                                                        Investors Variable Insurance Trust, Reaves
                                                                        Utility Income Fund, and Westcore Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine, (63)       Trustee            Mary K. Anstine was      President/Chief Executive Officer, Health ONE
                                               elected at a special     Alliance, Denver, Colorado; Former Executive
1625 Broadway                                  meeting of               Vice President, First Interstate Bank of
Suite 2200                                     shareholders held on     Denver. Ms. Anstine is currently a Director of
Denver, CO 80202                               March 21, 1997 and       the Trust of Colorado, Trustee of the Denver
                                               oversees 7               Area Council of the Boy Scouts of America, a
                                               portfolios in fund       Director of the Junior Achievement Board and
                                               complex.                 the Colorado Uplift Board, and a member of the
                                                                        Advisory Boards for the Girl Scouts Mile Hi
                                                                        Council and the Hospice of Metro Denver. Ms.
                                                                        Anstine is a Trustee of Financial Investors
                                                                        Variable Insurance Trust, and Reaves Utility
                                                                        Income Fund. Formerly, Ms. Anstine served as a
                                                                        Director of ALPS Distributors, Inc., from
                                                                        October 1995 to December 1996; Director of
                                                                        HealthONE; a member of the American Bankers
                                                                        Association Trust Executive Committee; and
                                                                        Director of the Center for Dispute
                                                                        Resolution.

                                               TERM OF OFFICE, LENGTH
                                               OF TIME SERVED AND       PRINCIPAL OCCUPATION DURING THE PAST 5
                            POSITION(S) HELD   NUMBER OF PORTFOLIOS     YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE         WITH FUNDS         OVERSEEN                 TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder, (72)      Trustee            Edwin B. Crowder was     Mr. Crowder currently operates a marketing
                                               elected at a special     concern with operations in the U. S. and Latin
1625 Broadway                                  meeting of               America. He has previously engaged in business
Suite 2200                                     shareholders held on     pursuits in the restaurant, oil and gas
Denver, CO 80202                               March 21, 1997           drilling, and real estate development
                                               and oversees 7           industries. Mr. Crowder is a former Director
                                               portfolios in fund       of Athletics and Head Football Coach at the
                                               complex.                 University of Colorado.

Robert E. Lee, (68)         Trustee            Robert E. Lee was        Mr. Lee has been a Director of Storage
                                               appointed as a Trustee   Technology Corporation since 1989 and of
1625 Broadway                                  at the December 15,      Equitable of Iowa since 1981. Mr. Lee was the
Suite 2200                                     1998, meeting of the     Executive Director of The Denver Foundation
Denver, CO 80202                               Board of Trustees and    from 1989 to 1996, and is currently the
                                               oversees 7 portfolios    Executive Director of Emeritus. Mr. Lee is
                                               in fund complex.         also a Director of Meredith Capital
                                                                        Corporation and Source Capital Corporation.
                                                                        Mr. Lee is a Trustee of the Financial
                                                                        Investors Variable Insurance Trust and Reaves
                                                                        Utility Income Fund.

John R. Moran, Jr., (73)    Trustee            John R. Moran was        Mr. Moran is President of The Colorado Trust,
                                               elected at a special     a private foundation serving the health and
1625 Broadway                                  meeting of               hospital community in the State of Colorado.
Suite 2200                                     shareholders held on     An attorney, Mr. Moran was formerly a partner
Denver, CO 80202                               March 21, 1997 and       with the firm of Kutak Rock & Campbell in
                                               oversees 7               Denver, Colorado and a member of the Colorado
                                               port folios in fund      House of Representatives. Currently, Mr. Moran
                                               complex.                 is a member of the Board of Directors and
                                                                        Treasurer of Grantmakers in Health; a Director
                                                                        of the Conference of Southwest Foundations; a
                                                                        member of the Treasurer's Office Investment
                                                                        Advisory Committee for the University of
                                                                        Colorado; a Trustee of the Robert J. Kutak
                                                                        Foundation, Financial Investors Variable
                                                                        Insurance Trust; Director of the Colorado
                                                                        Wildlife Heritage Foundation; and a member of
                                                                        the Alumni Council of the University of Denver
                                                                        College of Law.

----------
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

                            INTENTIONALLY LEFT BLANK

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

INVESTMENT ADVISER
TEMPEST INVESTMENT COUNSELORS, INC.
1380 LAWRENCE STREET
SUITE 1050
DENVER, COLORADO 80204

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO   80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 BROADWAY
SUITE 2200
DENVER, COLORADO   80202

LEGAL COUNSEL
DAVIS GRAHAM & STUBBS LLP
1550 SEVENTEENTH STREET
SUITE 500
DENVER, COLORADO   80202

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
555 SEVENTEENTH STREET
SUITE 3600
DENVER, COLORADO  80202

CUSTODIAN
FIFTH THIRD BANK, N.A.
FIFTH THIRD CENTER
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO  45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595 OR VISIT www.aristata.com

[ALPS DISTRIBUTORS, INC. LOGO]

[ARISTATA(TM) MUTUAL FUNDS LOGO]
A CLASS ABOVE


[GRAPHIC]


ANNUAL REPORT
APRIL 30, 2004

LETTER FROM THE INVESTMENT ADVISER

     Dear Fellow Shareholders,

     We are pleased to offer you our annual report for the period ended April 30, 2004.

     The past twelve months have been dominated by world events as the war in Iraq has continued despite the ending of "major hostilities". The situation remains volatile. As a result, the price of oil has reached historically high levels as has the price of gasoline (have you filled up lately?).

     The US economy is growing and profits are rising. Gross Domestic Product
     (GDP) growth is positive, the employment numbers are improving and the unemployment numbers declining. The Federal Reserve Board has kept interest rates low, further bolstering growth. There is a large amount of stimulus being applied to the economy (the tax cuts enacted last year, the low level of interest rates, increased federal spending) yet consumers remain cautious. In short, the economic backdrop looks good but not great.

     In these volatile and uncertain times, we at TEMPEST INVESTMENT COUNSELORS, INC. continue to emphasize and remind ourselves of the disciplined investment process we have used for over 25 years. We have a long tradition of value investing. We search for good companies with above average prospects that we believe are selling at a discount to their long-term inherent value.

     We place significant focus on industry analysis. Groups of stocks in the same industry tend to move together. Identification of both the better performing industries and avoidance of the weaker performing industries can successfully impact long-term investment results. We strive to make independent decisions. We believe following the herd is usually a recipe for poor performance.

     Our portfolios are diversified. This is one of the keys to risk management. The diversification extends across industry groups and individual stocks. We realize a few negative surprises are inevitable, but over the long-term we manage portfolios proactively to minimize the impact.

     Finally, at the individual stock level we look for strong, viable businesses where our analysis shows a higher stock price is warranted. Often we look for an industry or company dynamic that will help "unlock" the unrecognized value.

     Our two bond funds hold high quality issues that are rated investment grade. We avoid the more volatile junk bond market. We also keep a moderate duration, choosing to avoid the increased risk of longer-term bonds.

     At TEMPEST INVESTMENT COUNSELORS, INC. we are cognizant and deeply appreciative of the trust our shareholders place in us as managers of the Aristata family of mutual funds. We remain dedicated to our philosophy of investing for above average returns without assuming above average risk. Finally, we say "thank you" to you - we appreciate your trust and confidence.

     Sincerely,


     /s/ H. David Lansdowne

     H. David Lansdowne, CFA
     President
     TEMPEST INVESTMENT COUNSELORS, INC.

FUND REVIEW

ARISTATA EQUITY FUND

 PERFORMANCE

The Aristata Equity Fund's total return for the year ended April 30, 2004 was 26.21%. The Standard & Poor's 500 Index rose 22.88% during the same period. The majority of the advance occurred in calendar 2003 as the first four months of 2004 experienced modest slippage.

Of note, the energy sector has been particularly strong reflecting historically high oil prices and increasing world demand. The value-oriented Aristata Equity Fund is over-weighted in the energy sector compared to the Standard & Poor's 500 Index and we continue to like the sector.

Net assets for the Aristata Equity Fund were $31.2 million as of April 30, 2004.

 EQUITY MARKET OVERVIEW

Since our last report to you six months ago, returns in the stock market have been acceptable, but not overly exciting. The Standard & Poor's 500 Index was up 6.27% over the last six months. Since the beginning of 2004 (four months ago) the Standard & Poor's 500 is mostly unchanged. In addition, the technology heavy Nasdaq index is down 4.15% since the beginning of the year. The Aristata Equity Fund is up 9.60% for the most recent six month period.

There is still a high level of uncertainty in the equity markets. The turmoil in Iraq continues to persist without any sign of an easy or quick resolution. On the domestic front, the economy is healthy and growing although there is widespread speculation that interest rates may head up before year end. In this environment, we remain committed to attempting to build a diversified portfolio of high quality stocks with attractive valuations and above-average dividend yield.

OIL & GAS STOCKS HAVE BEEN STRONG OVER THE PAST YEAR

It's hard not to notice that energy prices are much higher than they used to be! In the last few weeks, most of us have been shocked as gas prices breached $2 a gallon at the pump.

At TEMPEST INVESTMENT COUNSELORS, INC. we take an industry approach to our stock selection and right now one area we like is the energy sector. Commodity prices are set by supply and demand, and both of these are acting to push up energy prices.

Supply is limited and somewhat uncertain. OPEC (Organization of Petroleum Exporting Countries) uses a quota system that, at times, can limit its output. There is also continued unrest in places such as Nigeria and Venezuela that restricts their exports and adds an element of uncertainty to the picture. In addition, natural gas has become an important fuel for heating and electrical generation. Annual domestic production of natural gas is (at best) stable despite an increasing number of wells being drilled

On the demand side, our economy is expanding and raising domestic demand for energy. At the same time, China's economy is growing (very strongly) and its energy needs are rising. Eastern Europe, Russia and India represent other areas that can be expected to increase their energy consumption in the years ahead, adding fuel (pun intended) to world demand for energy.

[CHART]

                              ARISTATA EQUITY FUND
                       SECTOR PROFILE as of April 30, 2004

Telecommunications                                                         4.2%
Boilding/Real Estate                                                       4.8%
Consumer Durables                                                          3.6%
Consumer Staples                                                          10.1%
Electic & Gas Utilities                                                    7.6%
Energy                                                                    13.0%
Financial                                                                  9.8%
Healthcare                                                                15.9%
Technology                                                                 9.5%
Industrial Products & Services                                            12.7%
Consumer Services                                                          1.4%
Short-Term Investments                                                     1.6%
Basic Materials                                                            5.8%

A major oil company, BP PLC, (the third largest holding in the Aristata Equity
Fund) recently announced a major effort to return cash to its stockholders through higher dividends and increased share buybacks. BP management stated that these actions would be funded from the higher profits that BP makes when oil is above $20 a barrel. BP's Chief Executive Lord Browne noted that there is "overwhelmingly more chance of the oil price being above $20 a barrel for the next few years, than not."

The reality of a limited supply and increasing demand has worked to push up oil prices. For all these reasons the energy sector may be a rewarding area for investors in coming years.

PORTFOLIO UPDATE

The fifteen largest holdings represent approximately 35.2% of the total portfolio. These fifteen companies have an average price-to-earnings (PE) ratio of 22.7x based on earnings for the last twelve months and an average dividend yield of 2.0%. In contrast, the Standard & Poor's 500 has a PE ratio of about 31.5x trailing reported earnings and a current dividend yield of 1.7%.

               FIFTEEN LARGEST HOLDINGS(2) - AS OF APRIL 30, 2004

                                                     SECTOR          % OF           DIVIDEND           PRICE
COMPANY                                      REPRESENTATION       INVESTMENTS         YIELD       EARNINGS RATIO
-----------------------------------------------------------------------------------------------------------------
Abbott Laboratories                              Healthcare          3.1%             2.1%             25.0x
Valero Energy                                        Energy          2.8%             0.9%             11.8x
BP PLC                                               Energy          2.7%             3.0%             18.2x
Westport Resources Corp.                             Energy          2.4%             N/A              26.1x
Emerson Electric Co.            Industrial Products & Svcs.          2.4%             2.6%             22.7x
Snap On, Inc.                   Industrial Products & Svcs.          2.4%             3.0%             28.2x
Int'l Business Machines Corp.                    Technology          2.3%             0.8%             19.6x
Kennametal, Inc.                Industrial Products & Svcs.          2.2%             1.6%             40.7x
Verizon Communications, Inc.             Telecommunications          2.2%             4.1%             37.7x
Allstate Corp.                                    Financial          2.2%             1.8%             10.2x
Avon Products, Inc.                        Consumer Staples          2.1%             1.3%             28.2x
Merck & Co Inc.                                  Healthcare          2.1%             3.1%             16.1x
Albertson's, Inc.                          Consumer Staples          2.1%             3.3%             15.5x
Vulcan Materials Co.                   Building/Real Estate          2.1%             2.2%             20.1x
Flextronics International                        Technology          2.1%             N/A              20.1x
                                   FIFTEEN LARGEST HOLDINGS         35.2%             2.0% AVG.        22.7x AVG.
                                      STANDARD & POOR'S 500                           1.7%             31.5X

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUND INDEX.

[CHART]

            ARISTATA EQUITY FUND   S&P 500*   VALUE LINE COMPOSITE   LIPPER MULTI-CAP VALUE FUND INDEX
 3/2/1998                  10000      10000                  10000                               10000
                           10410      10513                  10437                               10449
                           10454      10620                  10477                               10508
                           10229      10431                  10051                               10275
                           10189      10856                  10003                               10264
                            9997      10743                   9367                                9867
                            8775       9188                   7728                                8358
                            9279       9775                   8087                                8704
                            9933      10575                   8632                                9420
                           10244      11214                   8986                                9827
                           10607      11861                   9279                                9990
                           10359      12360                   9166                               10025
                           10177      11972                   8652                                9792
                           10445      12451                   8731                               10062
4/30/1999                  11435      12937                   9518                               10957
                           11598      12624                   9634                               10900
                           12001      13325                   9981                               11251
                           11718      12911                   9721                               10868
                           11490      12844                   9303                               10494
                           10886      12492                   8984                               10041
                           10897      13283                   8932                               10352
                           11083      13553                   9044                               10347
                           11326      14351                   9311                               10583
                           11001      13631                   8864                               10127
                           10677      13373                   8712                                9594
                           11639      14681                   9296                               10608
4/30/2000                  11689      14240                   9113                               10588
                           11939      13943                   8889                               10735
                           11599      14290                   8872                               10502
                           11549      14069                   8916                               10591
                           12264      14937                   9492                               11263
                           12122      14148                   9160                               11107
                           12298      14088                   8940                               11371
                           11908      12977                   8237                               10951
                           12456      13041                   8608                               11603
                           12786      13504                   9219                               12041
                           12511      12272                   8657                               11712
                           12107      11495                   8094                               11301
4/30/2001                  12894      12388                   8636                               12034
                           13239      12471                   8861                               12300
                           12539      12167                   8781                               12092
                           12526      12048                   8544                               12076
                           12249      11293                   8108                               11628
                           11135      10381                   6851                               10436
                           11371      10579                   7180                               10651
                           12107      11391                   7812                               11422
                           12337      11491                   8164                               11753
                           12159      11323                   8017                               11600
                           12144      11105                   7792                               11448
                           12594      11522                   8377                               12033
4/30/2002                  12251      10824                   8167                               11679
                           12087      10757                   7865                               11668
                           11194       9991                   7212                               10775
                            9999       9212                   6195                                9881
                           10216       9273                   6158                               10038
                            8989       8265                   5469                                8950
                            9519       8993                   5731                                9429
                           10253       9510                   6304                               10131
                            9995       8952                   5932                                9684
                            9588       8717                   5748                                9484
                            9400       8586                   5536                                9241
                            9527       8670                   5530                                9276
4/30/2003                  10138       9384                   6078                               10082
                           10766       9878                   6697                               10924
                           10952      10004                   6798                               11004
                           10983      10181                   7090                               11156
                           11438      10379                   7402                               11505
                           11157      10269                   7276                               11373
                           11676      10850                   7808                               11999
                           11957      10945                   8034                               12255
                           12592      11519                   8315                               12858
                           12797      11731                   8565                               13130
                           13080      11894                   8702                               13380
                           12874      11714                   8675                               13263
4/30/2004                  12795      11530                   8328                               13020

                                                           *FUND BENCHMARK INDEX

                                   PERFORMANCE
                              AS OF APRIL 30, 2004

AVERAGE ANNUAL TOTAL RETURN (1)        1 YEAR      3 YEAR     5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Equity Fund                   26.21%      (0.26)%     2.27%              4.08%
S&P 500 Index                          22.88%      (2.36)%    (2.28)%             2.34%
Value Line Composite Index             37.04%      (1.20)%    (2.63)%            (2.92)%
Lipper Multi-Cap Value Fund Index      29.14%       2.66%      3.51%              4.37%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. TO OBTAIN MOST RECENT MONTH-END PERFORMANCE CALL TOLL-FREE 1-800-644-8595.

THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO
  QUALITY TAX-EXEMPT FUND

 PERFORMANCE

The Aristata Quality Bond Fund's total return for the year ending April 30, 2004 was -0.21%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered returns of 1.81% and 2.03% for the same period, respectively. As of April 30, net assets of the Aristata Quality Bond Fund were $11.5 million.

The Aristata Colorado Quality Tax-Exempt Fund had net assets of $11.2 million for the same ending period, while its 12 month total return was 0.68%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Index were 1.71% and 2.68%, respectively.

 FIXED INCOME MARKET REVIEW

While the U.S. economic recovery has advanced at a solid pace, the short-term Federal Funds interest rate has remained near a 40-year low of 1%. It is not surprising, with short rates at multi-decade lows, that the debate is intensifying on the future direction of interest rates and volatility has become widespread in the bond markets.

On one hand, renewed fears of terrorism and unrest in Iraq have led to a flight-to-quality and greater demand for U.S. Treasury bonds. On the other hand, U.S. Treasury bonds have declined considerably as greater than expected payroll jobs were reportedly added in March and April. Yields on Colorado municipal securities remain relatively attractive as they have not declined as much as taxable U.S. treasuries.

Previously, weak employment growth had been a major issue in this economic expansion, yet signs are now surfacing of employment gaining momentum. The most recent Federal Reserve's statement has noted that while inflation remains low, the current accommodative monetary policy can be removed at a measured pace moving forward, while still providing support for continued economic activity.

 PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

For the annual period under review, long-term 10 year Treasury yields have fluctuated between yields of 3.11% and 4.60%. Despite volatility in the bond markets, several areas have offered opportunities. Corporate bonds have offered compelling value as corporations improve their balance sheets and regain their profitability.

Our fixed income strategy continues to emphasize the 5-year to 15-year maturity range. This strategy allows the Fund to capture a good portion of income from the yield curve, (difference between short and long maturities), while still limiting the risk of extending maturities.

The Aristata Quality Bond Fund holds 59% in investment-grade corporate bonds and 35% in U.S. Government and agency obligations. The Fund's average maturity on April 30 was 8.1 years.

[CHART]

                           ARISTATA QUALITY BOND FUND
                      SECTOR PROFILE as of April 30, 2004*

U.S. Government & Agency Obligations                                      34.8%
Communications                                                             3.3%
Financial                                                                 19.2%
Industrial                                                                36.0%
Short-Term Investments                                                     5.7%

                   *Other Assets in Excess of Liabilities 1.0%

[CHART]

                           ARISTATA QUALITY BOND FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       38.5%
Aa                                                                        13.5%
A                                                                         44.2%
Baa                                                                        3.8%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND THE LIPPER CORPORATE DEBT FUNDS A RATED INDEX.

[CHART]

            ARISTATA QUALITY BOND   LEHMAN BROTHERS   LEHMAN BROTHERS INTERMEDIATE
                             FUND      GOV'T/CREDIT        GOV'T/CREDIT BOND INDEX   LIPPER CORP. "A" RATED
                                        BOND INDEX*
 3/2/1998                   10000             10000                          10000                    10000
                            10030             10031                          10032                  10037.4
                            10069             10081                          10082                  10083.5
                            10158             10189                          10156                  10192.7
                            10218             10293                          10221                  10283.2
                            10251             10301                          10256                    10285
                            10400             10502                          10418                  10376.7
                            10636             10802                          10679                  10608.5
                            10585             10726                          10669                  10474.5
                            10602             10790                          10667                  10588.3
                            10641             10816                          10710                  10622.7
                            10687             10893                          10769                  10712.7
                            10537             10633                          10610                  10475.1
                            10599             10687                          10690                  10543.8
4/30/1999                   10622             10713                          10723                  10578.4
                            10542             10603                          10641                  10458.2
                            10519             10570                          10648                  10407.2
                            10508             10541                          10639                  10360.6
                            10495             10532                          10647                  10332.1
                            10603             10627                          10746                  10430.7
                            10613             10655                          10774                  10446.6
                            10611             10648                          10787                  10453.8
                            10569             10583                          10751                  10406.2
                            10507             10580                          10712                  10383.7
                            10597             10712                          10799                  10493.6
                            10702             10867                          10912                    10636
4/30/2000                   10652             10813                          10887                  10549.2
                            10663             10804                          10904                  10508.5
                            10862             11024                          11096                  10742.7
                            10916             11141                          11180                  10833.8
                            11044             11298                          11312                  10977.8
                            11139             11341                          11415                  11038.6
                            11149             11412                          11468                    11085
                            11303             11607                          11624                  11248.8
                            11483             11836                          11838                  11479.1
                            11647             12035                          12032                  11692.7
                            11779             12159                          12146                  11798.3
                            11863             12215                          12239                  11840.1
4/30/2001                   11859             12123                          12208                  11773.1
                            11916             12194                          12276                  11850.6
                            11951             12252                          12321                  11898.5
                            12142             12557                          12578                  12168.6
                            12241             12718                          12703                  12305.9
                            12410             12835                          12889                  12353.8
                            12556             13161                          13103                  12620.1
                            12481             12945                          12972                    12467
                            12425             12843                          12901                  12373.3
                            12481             12936                          12968                  12459.9
                            12538             13046                          13070                  12552.6
                            12366             12782                          12871                    12352
4/30/2002                   12552             13030                          13084                  12571.3
                            12664             13151                          13216                    12667
                            12808             13263                          13330                  12721.5
                            12973             13422                          13487                  12797.6
                            13113             13722                          13688                  13032.2
                            13299             14017                          13933                  13234.1
                            13287             13883                          13879                  13101.2
                            13210             13890                          13865                  13147.7
                            13466             14258                          14167                  13433.6
                            13451             14258                          14165                  13462.3
                            13625             14512                          14365                  13658.5
                            13587             14493                          14380                  13648.5
4/30/2003                   13673             14648                          14489                  13801.1
                            13921             15064                          14780                    14089
                            13883             15004                          14770                    14057
                            13378             14375                          14368                    13575
                            13427             14470                          14402                    13665
                            13794             14928                          14767                    14039
                            13635             14739                          14628                    13922
                            13638             14779                          14649                    13970
                            13743             14925                          14776                    14108
                            13832             15061                          14874                    14226
                            13976             15245                          15025                    14362
                            14093             15385                          15142                    14472
4/30/2004                   13643             14912                          14784                    14117

                                                           *FUND BENCHMARK INDEX

                                   PERFORMANCE
                              AS OF APRIL 30, 2004

AVERAGE ANNUAL TOTAL RETURN (1)                    1 YEAR      3 YEAR     5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Quality Bond Fund                         (0.21)%     4.78%       5.13%              5.17%
Lehman Bros. Gov't/Credit Bond Index                1.81%      7.15%       6.84%              6.69%
Lehman Bros. Intermediate Gov't/Credit Bond Index   2.03%      6.59%       6.63%              6.54%
Lipper Corporate Debt Funds A Rated Index           2.29%      6.24%       5.94%              5.75%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. TO OBTAIN MOST RECENT MONTH-END PERFORMANCE CALL TOLL-FREE 1-800-644-8595.

THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

 PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

The Aristata Colorado Quality Tax-Exempt portfolio continues to emphasize high quality municipal issues with 81.1% of the holdings AAA rated. The Fund continues to evaluate new issues as they come to market. Several Colorado municipals have been issued, some of which have included financing for the state's highway and road improvements. The Fund maintains a broad mix of diversified sector holdings.

The Fund's average maturity on April 30 was 9.4 years. Our fixed income strategy remains focused on providing tax-exempt income to our shareholders while maintaining a balanced portfolio of investment-grade securities.

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                      SECTOR PROFILE as of April 30, 2004*

Prerefunded Bonds                                                          7.5%
General Obligation Bonds                                                  26.7%
Revenue Bonds                                                             61.0%

                   *Other Assets in Excess of Liabilities 4.8%

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       81.1%
Aa                                                                        15.1%
A                                                                          3.8%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE LIPPER COLORADO MUNICIPAL FUND AVERAGE.

[CHART]

            ARISTATA COLORADO QUALITY   LEHMAN BROTHERS                LIPPER MUNICIPAL   LIPPER COLORADO MUNICIPAL
                      TAX-EXEMPT FUND    MUNICIPAL BOND   INTERMEDIATE BOND FUND INDEX*                FUND AVERAGE
                                                  INDEX
 3/2/1998                       10000             10000                           10000                       10000
                                10061             10009                           10007                       10004
                                10022              9976                            9960                        9942
                                10154             10121                           10094                       10098
                                10176             10161                           10128                       10132
                                10200             10186                           10151                       10153
                                10330             10344                           10298                       10303
                                10423             10473                           10409                       10426
                                10446             10473                           10413                       10401
                                10455             10510                           10435                       10441
                                10494             10536                           10469                       10458
                                10605             10662                           10586                       10565
                                10563             10615                           10530                       10503
                                10551             10630                           10527                       10502
4/30/1999                       10564             10656                           10556                       10527
                                10517             10594                           10493                       10456
                                10410             10442                           10350                       10281
                                10464             10480                           10399                       10301
                                10440             10396                           10352                       10181
                                10460             10400                           10357                       10148
                                10415             10288                           10284                       10008
                                10478             10397                           10372                       10087
                                10446             10319                           10325                        9990
                                10418             10274                           10279                        9906
                                10506             10394                           10358                       10039
                                10620             10621                           10507                       10251
4/30/2000                       10582             10559                           10462                       10190
                                10546             10504                           10419                       10118
                                10752             10782                           10634                       10374
                                10839             10932                           10755                       10512
                                10940             11100                           10888                       10665
                                10916             11042                           10856                       10607
                                10993             11163                           10947                       10717
                                11049             11248                           10999                       10788
                                11224             11525                           11220                       11071
                                11349             11640                           11350                       11129
                                11381             11677                           11386                       11181
                                11438             11782                           11474                       11266
4/30/2001                       11374             11655                           11370                       11122
                                11479             11781                           11487                       11247
                                11549             11859                           11558                       11343
                                11641             12035                           11698                       11525
                                11786             12234                           11875                       11737
                                11794             12192                           11858                       11672
                                11887             12337                           11972                       11789
                                11810             12233                           11848                       11690
                                11728             12117                           11758                       11592
                                11893             12327                           11929                       11751
                                12010             12476                           12063                       11882
                                11820             12231                           11844                       11662
4/30/2002                       12013             12470                           12074                       11863
                                12097             12546                           12139                       11931
                                12214             12679                           12263                       12049
                                12334             12842                           12405                       12202
                                12432             12996                           12519                       12324
                                12625             13281                           12737                       12584
                                12488             13061                           12544                       12341
                                12439             13006                           12493                       12287
                                12670             13280                           12740                       12552
                                12644             13247                           12694                       12492
                                12810             13433                           12870                       12668
                                12804             13441                           12866                       12668
4/30/2003                       12877             13529                           12948                       12778
                                13144             13846                           13211                       13047
                                13062             13786                           13150                       12960
                                12645             13304                           12752                       12501
                                12708             13404                           12847                       12607
                                13044             13798                           13176                       12953
                                12951             13729                           13112                       12896
                                13024             13872                           13218                       13029
                                13101             13987                           13296                       13131
                                13151             14066                           13346                       13191
                                13308             14279                           13533                       13405
                                13236             14229                           13450                       13325
4/30/2004                       12964             13892                           13169                       13016

                                                           *FUND BENCHMARK INDEX

                                   PERFORMANCE
                              AS OF APRIL 30, 2004

AVERAGE ANNUAL TOTAL RETURN (1)                      1 YEAR      3 YEAR     5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Colorado Quality Tax-Exempt Fund             0.68%       4.45%      4.18%             4.30%
Lehman Brothers Municipal Bond Index                  2.68%       6.03%      5.45%             5.47%
Lipper Municipal Intermediate Bond Fund Index         1.71%       5.02%      4.52%             4.57%
Lipper Colorado Municipal Fund Average                1.86%       5.38%      4.34%             4.37%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. TO OBTAIN MOST RECENT MONTH-END PERFORMANCE CALL TOLL-FREE 1-800-644-8595.

THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

NOTES TO FUND REVIEW

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998.

(2) THE FIFTEEN LARGEST HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HOLDS AT 4/30/04, AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

(3) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH 4/30/04. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is the average return of all bond funds tracked by Lipper that limit their assets to those securities exempt from taxation in the state of Colorado. The average return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over $2.3 trillion.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over- the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Financial Investors Trust


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of the Financial Investors Trust (the "Trust"), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Denver, Colorado
June 15, 2004

STATEMENTS OF INVESTMENTS - APRIL 30, 2004

ARISTATA EQUITY FUND

                                                           SHARES         VALUE*
                                                           ------         ------
COMMON STOCKS - 98.46%
BASIC MATERIALS - 5.82%
AGRICULTURE - 1.59%
Archer Daniels Midland Co.                                 28,300   $    496,948
                                                                    ------------

CHEMICAL - 1.51%
DU Pont (EI) DE Nemours                                    11,000        472,450
                                                                    ------------

PAPER/PACKAGING - 2.72%
International Paper Co                                     11,000        443,520
Wausau-Mosinee Paper Corp.                                 29,000        406,870
                                                                    ------------
                                                                         850,390
                                                                    ------------

TOTAL BASIC MATERIALS                                                  1,819,788
                                                                    ------------

BUILDING/REAL ESTATE - 4.79%
BUILDING MATERIALS - 2.07%
Vulcan Materials Co.                                       14,000        647,360
                                                                    ------------

R.E.I.T./REAL ESTATE - 2.72%
Archstone-Smith Trust                                      15,000        411,450
Duke Realty Corp.                                          15,000        437,400
                                                                    ------------
                                                                         848,850
                                                                    ------------

TOTAL BUILDING/REAL ESTATE                                             1,496,210
                                                                    ------------

CONSUMER DURABLES - 3.63%
HOUSEHOLD GOODS - 3.63%
LA-Z-Boy Inc.                                              21,000        437,640
Leggett & Platt, Inc.                                      12,000        271,200
Mattel Inc.                                                25,000        424,000
                                                                    ------------
                                                                       1,132,840
                                                                    ------------

TOTAL CONSUMER DURABLES                                                1,132,840
                                                                    ------------

CONSUMER SERVICES - 1.40%
BROADCASTING/ENTERTAINMENT - 1.40%
Time Warner Inc.**                                         26,000        437,320
                                                                    ------------

TOTAL CONSUMER SERVICES                                                  437,320
                                                                    ------------

CONSUMER STAPLES - 10.12%
FOOD/BEVERAGE - 2.10%
Albertson's, Inc.                                          28,000        654,080
                                                                    ------------

PACKAGED GOODS - 2.15%
Avon Products, Inc.                                         8,000   $    672,000
                                                                    ------------

RETAIL - 4.23%
BJ's Wholesale Club, Inc.**                                16,000        387,680
Dollar General Corp.                                       20,000        375,200
Target Corp.                                               12,900        559,473
                                                                    ------------
                                                                       1,322,353
                                                                    ------------

TEXTILE/APPAREL - 1.64%
Jones Apparel Group                                        14,000        512,400
                                                                    ------------

TOTAL CONSUMER STAPLES                                                 3,160,833
                                                                    ------------

ELECTRIC & GAS UTILITIES - 7.64%
ELECTRIC UTILITIES - 4.41%
Atmos Energy Corp.                                         16,000        394,240
Duke Energy Corp.                                          20,400        429,624
Xcel Energy Inc.                                           33,190        555,269
                                                                    ------------
                                                                       1,379,133
                                                                    ------------

GAS UTILITIES - 3.23%
Nicor Inc.                                                 13,000        441,870
Questar Corp.                                              16,000        567,520
                                                                    ------------
                                                                       1,009,390
                                                                    ------------

TOTAL ELECTRIC & GAS UTILITIES                                         2,388,523
                                                                    ------------

ENERGY - 12.98%
OIL FIELD SERVICES - 1.78%
Transocean Inc.**                                          20,000        555,400
                                                                    ------------

OIL & GAS - 9.40%
BP PLC ADR                                                 15,780        834,762
Kerr-McGee Corp.                                           10,000        489,300
Valero Energy                                              13,500        860,760
Westport Resources Corp.**                                 22,000        753,060
                                                                    ------------
                                                                       2,937,882
                                                                    ------------

COAL - 1.80%
Peabody Energy Corp.                                       12,000        562,680
                                                                    ------------

TOTAL ENERGY                                                           4,055,962
                                                                    ------------

                                                           SHARES         VALUE*
                                                           ------         ------
FINANCIAL - 9.82%
BANKS/S & L/FINANCE/LEASE - 3.45%
Bank Of America Corp.                                       6,000   $    482,940
Wachovia Corp.                                             13,000        594,750
                                                                    ------------
                                                                       1,077,690
                                                                    ------------

BROKERS/FINANCIAL SERVICES - 3.29%
Arthur J. Gallagher & Co.                                  12,900        415,767
Marsh & McLennan Cos., Inc.                                13,600        613,360
                                                                    ------------
                                                                       1,029,127
                                                                    ------------

INSURANCE - 3.08%
Allstate Corp.                                             14,720        675,648
American International Group                                4,000        286,600
                                                                    ------------
                                                                         962,248
                                                                    ------------

TOTAL FINANCIAL                                                        3,069,065
                                                                    ------------

HEALTHCARE - 15.91%
DRUGS - 11.24%
Abbott Laboratories                                        22,100        972,842
AMGEN, Inc.**                                              11,000        618,970
Barr Laboritories Inc.**                                    9,000        372,780
Merck & Co Inc.                                            14,000        658,000
Mylan Laboratories                                         16,875        386,606
Schering-Plough Corp.                                      30,000        501,900
                                                                    ------------
                                                                       3,511,098
                                                                    ------------

MEDICAL PRODUCTS - 2.99%
Cardinal Health, Inc.                                       8,000        586,000
Lincare Holdings, Inc.**                                   10,000        347,300
                                                                    ------------
                                                                         933,300
                                                                    ------------

HEALTHCARE SERVICES - 1.68%
Medco Health Solutions Inc.**                              14,844        525,478
                                                                    ------------

TOTAL HEALTHCARE                                                       4,969,876
                                                                    ------------

INDUSTRIAL PRODUCTS & SERVICES - 12.72%
AEROSPACE - 1.64%
Boeing Co.                                                 12,000        512,280
                                                                    ------------

BUSINESS INFO/SERV. - 1.90%
Maximus Inc.**                                             17,000        595,000
                                                                    ------------

ELECTRICAL PRODUCTS - 2.39%
Emerson Electric Co.                                       12,400   $    746,728
                                                                    ------------

INDUSTRIAL COMPONENTS - 6.79%
General Electric Company                                   12,000        359,400
Kennametal, Inc.                                           16,000        690,560
Robbins & Myers, Inc.                                      15,000        327,900
Snap On, Inc.                                              22,000        743,160
                                                                    ------------
                                                                       2,121,020
                                                                    ------------

TOTAL INDUSTRIAL
  PRODUCTS & SERVICES                                                  3,975,028
                                                                    ------------

TECHNOLOGY - 9.46%
COMPUTERS/PERIPHERAL - 4.22%
Hewlett-Packard Co.                                        31,100        612,670
International Business
  Machines Corp.                                            8,000        705,360
                                                                    ------------
                                                                       1,318,030
                                                                    ------------

ELECTRONICS - 3.95%
Anixter International, Inc.**                              20,200        591,860
Flextronics International**                                40,000        644,000
                                                                    ------------
                                                                       1,235,860
                                                                    ------------

SOFTWARE/SYSTEM SUPPORT - 1.29%
Electronic Data Systems Corp.                              22,000        402,380
                                                                    ------------

TOTAL TECHNOLOGY                                                       2,956,270
                                                                    ------------

TELECOMMUNICATIONS - 4.17%
COMMUNICATIONS - 4.17%
Bellsouth Corp.                                            24,100        622,021
Verizon Communications, Inc.                               18,000        679,320
                                                                    ------------
                                                                       1,301,341
                                                                    ------------


TOTAL TELECOMMUNICATIONS                                               1,301,341
                                                                    ------------

TOTAL COMMON STOCKS
   (Cost $21,205,680)                                                 30,763,056
                                                                    ------------

                                                           SHARES         VALUE*
                                                           ------         ------
SHORT-TERM INVESTMENTS - 1.60%
MUTUAL FUNDS - 1.60%
Fifth Third C/P Fund ***                                  500,046   $    500,046
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $500,046)                                                       500,046
                                                                    ------------

TOTAL INVESTMENTS
   (Cost $21,705,726)                                      100.06%    31,263,102

Liabilities in Excess
     of Other Assets                                        -0.06%       (18,813)
                                                           ------   ------------

NET ASSETS                                                 100.00%  $ 31,244,289
                                                           ======   ============

* SEE NOTE 1 TO FINANCIAL STATEMENTS.
** DENOTES NON-INCOME PRODUCING SECURITY.
*** RELATED PARTY
ADR - AMERICAN DEPOSITARY RECEIPT

ARISTATA QUALITY BOND FUND

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
U.S. GOVERNMENT &
  AGENCY OBLIGATIONS - 34.82%
U.S. TREASURY NOTES - 14.17%
07/15/06     7.000%         Aaa/AAA   $ 650,000   $    713,147
08/15/11     5.000%         Aaa/AAA     690,000        725,686
05/15/13     3.625%         Aaa/AAA     200,000        188,782
                                                  ------------
                                                     1,627,615
                                                  ------------
U.S. TREASURY BONDS - 3.68%
05/15/10    10.000%         Aaa/AAA     390,000        422,571
                                                  ------------

FEDERAL HOME LOAN BANK - 11.64%
06/11/18     5.000%         Aaa/AAA     125,000        119,436
08/19/09     7.050%         Aaa/AAA     120,000        121,995
01/12/10     7.155%         Aaa/AAA     120,000        124,512
11/18/13     5.125%         Aaa/AAA      75,000         74,915
02/09/15     8.000%         Aaa/AAA     100,000        105,057
01/24/18     5.740%         Aaa/AAA     125,000        125,138
05/09/18     5.350%         Aaa/AAA     125,000        122,370
06/04/18     5.150%         Aaa/AAA     100,000         96,538
08/08/18     5.500%         Aaa/AAA     150,000        148,083
03/04/19     5.750%          Aaa/NR     300,000        299,441
                                                  ------------
                                                     1,337,485
                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.33%
03/10/16     8.200%         Aaa/AAA      55,000         70,456
12/28/16     6.780%         Aaa/AAA      70,000         75,269
04/24/17     6.500%         Aaa/AAA      70,000         74,707
11/07/17     5.750%         Aaa/AAA     200,000        200,666
06/04/18     5.000%         Aaa/AAA     200,000        191,349
                                                  ------------
                                                       612,447
                                                  ------------

TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $3,838,062)                                  4,000,118
                                                  ------------

CORPORATE BONDS - 58.40%
COMMUNICATIONS - 3.26%
Bellsouth Corp.
10/15/11     6.000%           A1/A+     120,000        128,178
SBC Communications Inc.
03/15/11     6.250%           A1/A+     120,000        129,654
Verizon Global
06/01/13     4.375%           A2/A+     125,000        116,445
                                                  ------------
                                                       374,277
                                                  ------------

TOTAL COMMUNICATIONS                                   374,277
                                                  ------------

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
FINANCIAL - 19.17%
AUTOMOBILE - 1.68%
Toyota Motor Credit
12/15/08     5.500%         Aa1/AAA   $ 180,000   $    193,574
                                                  ------------

BANKS/S & L/FINANCE/LEASE - 5.51%
National City Corp.
05/15/19     6.875%            A2/A     280,000        315,640
Wells Fargo & Co.
11/15/14     5.000%          Aa2/A+     325,000        317,549
                                                  ------------
                                                       633,189
                                                  ------------

BROKERS/FINANCIAL SERVICES - 11.98%
Bear Stearns Co.
03/01/07     7.000%            A1/A     120,000        131,891
Bear Stearns Co.
07/02/18     4.650%            A1/A     140,000        125,184
Charles Schwab Corp.
03/01/10     8.050%           A3/A-     210,000        240,745
Goldman Sachs Group Inc.
01/15/11     6.875%          Aa3/A+     120,000        133,704
Merrill Lynch & Co.
04/27/08     7.000%          Aa3/A+     330,000        368,272
Morgan Stanley Dean Witter & Co.
01/15/07     8.330%          Aa3/A+     230,000        259,199
Morgan Stanley Dean Witter & Co.
04/01/14     4.750%            A1/A     125,000        117,012
                                                  ------------
                                                     1,376,007
                                                  ------------

TOTAL FINANCIAL                                      2,202,770
                                                  ------------

INDUSTRIAL - 35.97%
AEROSPACE - 3.19%
General Dynamics Corp.
05/15/13      4.25%            A2/A     125,000        117,517
United Technologies Corp.
05/15/12     6.100%            A2/A     230,000        248,377
                                                  ------------
                                                       365,894
                                                  ------------

CHEMICALS - 3.27%
Dow Chemical Co.
02/01/11     6.125%           A3/A-     350,000        375,587
                                                  ------------

COMPUTER/PERIPHERAL - 1.74%
Hewlett Packard Co.
06/15/05     7.150%           A2/A-   $ 190,000   $    200,288
                                                  ------------

DRUGS - 3.05%
Eli Lilly & Co.
03/15/12     6.000%          Aa3/AA     100,000        108,467
Pfizer Inc.
02/15/14     4.500%         Aaa/AAA     250,000        241,623
                                                  ------------
                                                       350,090
                                                  ------------

FOOD/BEVERAGE - 7.24%
Albertson's, Inc.
08/01/09     6.950%        Baa2/BBB      70,000         77,426
Anheuser Busch Co.
01/15/14     4.950%           A1/A+     175,000        173,725
Anheuser Busch Co.
10/15/16     5.050%           A1/A+     150,000        146,543
Campbell Soup Co.
12/03/12     5.000%            A3/A     150,000        150,461
Coca-Cola Enterprises Inc.
08/15/11     6.125%           A2/A+     140,000        151,984
Sara Lee Corp.
09/15/11     6.250%           A3/A+     120,000        131,568
                                                  ------------
                                                       831,707
                                                  ------------

HOUSEHOLD GOODS - 3.25%
Kimberly Clark Corp.
02/15/12     5.625%         Aa2/AA-     350,000        372,814
                                                  ------------

MEDICAL PRODUCTS - 1.99%
Cardinal Health Inc.
06/15/15     4.000%            A2/A     255,000        228,510
                                                  ------------

METALS - 2.72%
Alcan Aluminum Ltd.
11/01/08     6.250%         Baa1/A-     290,000        312,800
                                                  ------------

PACKAGED GOODS - 4.16%
Fortune Brands, Inc.
04/01/08     6.250%            A2/A     230,000        250,294
Estee Lauder Inc.
01/15/12     6.000%           A1/A+     210,000        227,860
                                                  ------------
                                                       478,154
                                                  ------------

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
RESTAURANTS - 4.25%
McDonalds Corp.
04/15/11     6.000%            A2/A   $ 190,000   $    203,975
09/30/16     5.000%            A2/A     300,000        284,328
                                                  ------------
                                                       488,303
                                                  ------------

RETAIL - 1.11%
Target Corp.
03/01/12     5.875%           A2/A+     120,000        128,005
                                                  ------------

TOTAL INDUSTRIAL                                     4,132,152
                                                  ------------

TOTAL CORPORATE BONDS                                6,709,199
  (Cost $6,417,340)                               ------------

                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS - 5.75%
MUTUAL FUNDS - 5.75%
Fifth Third C/P Fund ***                200,000        200,000
Fifth Third Treasury Fund ***           460,219        460,219
                                                  ------------

TOTAL SHORT-TERM INVESTMENTS                           660,219
  (Cost $660,219)                                 ------------

TOTAL INVESTMENTS                         98.97%    11,369,536
  (Cost $10,915,621)

Other Assets in Excess                     1.03%       118,541
  of Liabilities                      ---------   ------------

NET ASSETS                               100.00%  $ 11,488,077
                                      =========   ============

* See note 1 to financial statements.
** Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2004. Ratings are not covered by the Report of Independent Auditors.
*** Related Party

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
COLORADO MUNICIPAL OBLIGATIONS - 95.26%
PREREFUNDED - 7.53%
Adams County
School District #12, FGIC
12/15/09     5.250%         Aaa/AAA   $ 500,000   $    556,160
Colo Department of Transportation, AMBAC
06/15/15     5.700%         Aaa/AAA     250,000        285,613
                                                  ------------

TOTAL PREREFUNDED                                      841,773
  (Cost $747,770)                                 ------------

GENERAL OBLIGATION BONDS - 26.70%
Adams County
School District #50
12/01/10     5.250%          A1/AA-     500,000        541,845
Arapahoe County
School District #5, FSA
12/15/22     4.125%         Aaa/AAA     100,000         91,500
Basalt Colorado
Sanitation District, AMBAC
12/01/18     5.000%          Aaa/NR     125,000        129,789
Boulder County Open Space
06/15/08     5.100%           NR/AA     200,000        212,820
Boulder Valley
School District #Re-2, FGIC
12/01/13     5.000%         Aaa/AAA     150,000        158,971
City of Aspen
Series B     5.000%          Aa3/NR     175,000        179,275
12/01/20
Clear Creek County
School District #Re-1, FSA
12/01/13     4.300%          NR/AAA     125,000        128,454
Denver Colorado City & County
08/01/14     5.000%         Aa1/AA+     100,000        105,399
El Paso County
School District #20, FGIC
12/15/07     3.750%         Aaa/AAA     150,000        157,120
Garfield County School District, FSA
12/01/15     4.300%          Aaa/NR     125,000        125,911
Parker Colorado Property
District 1, AMBAC
12/01/12     4.550%         Aaa/AAA     175,000        182,658

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
GENERAL OBLIGATION BONDS (CONTINUED)
Pitkin County
School District 1, FGIC
12/01/20     5.000%         Aaa/AAA   $ 150,000   $    154,382
San Miguel County
School District #R-1, MBIA
12/01/06     5.200%         Aaa/AAA     250,000        270,545
Thornton, FSA
12/01/07     5.150%         Aaa/AAA     500,000        547,330
                                                  ------------

TOTAL GENERAL OBLIGATION BONDS                       2,985,999
  (Cost $2,814,633)                               ------------

REVENUE BONDS - 61.03%
EDUCATION - 9.49%
Colorado EDL & Cultural
12/01/16     6.000%           NR/AA     125,000        140,237
Colorado EDL & Cultural, AMBAC
06/01/20     5.000%         Aaa/AAA     200,000        205,500
12/01/21     5.000%          Aaa/NR     150,000        153,414
Colorado School of Mines, AMBAC
12/01/30     5.000%         Aaa/AAA     100,000         99,967
University of Colorado
Certificates of Participation, AMBAC
06/01/23     5.000%         Aaa/AAA     150,000        152,103
University of Colorado Enterprise
System Revenue Series A
06/01/16     5.100%         Aa3/AA-     150,000        158,465
University of Colorado Enterprise
System Revenue Series B, FGIC
06/01/24     5.000%         Aaa/AAA     150,000        151,223
                                                  ------------
                                                     1,060,909
                                                  ------------

FINANCE - 8.42%
Aspen Colorado Sales Tax
11/01/10     5.000%            NR/A     120,000        127,780
Boulder Colorado Sales Tax, AMBAC
08/15/13     5.150%         Aaa/AAA     100,000        107,011
Delta CO Sales & Use Tax, FSA
12/01/11     4.000%          Aaa/NR     100,000        102,838
Durango Colorado Sales & Use Tax, FGIC
12/01/16     5.500%         Aaa/AAA     200,000        219,198
Jefferson County Open Space, FGIC
11/01/19     5.000%         Aaa/AAA   $ 100,000   $    103,265
Larimar County Courts Cetificate, FSA
12/15/11     3.800%         Aaa/AAA     150,000        152,290
Pitkin County Sales Tax, FSA
12/01/11     4.000%         Aaa/AAA     125,000        128,548
                                                  ------------
                                                       940,930
                                                  ------------

HOSPITAL - 2.14%
University of Colorado Hospital Authority, AMBAC
11/15/09     5.000%          Aaa/NR     220,000        239,283
                                                  ------------

MISCELLANEOUS-OTHER - 6.63%
Boulder County CO (Atmospheric Research), AMBAC
09/01/15     4.000%         Aaa/AAA     120,000        117,912
Boulder County CO (Atmospheric Research), MBIA
09/01/22     5.000%         Aaa/AAA     200,000        203,418
Boulder County CO Open Space, MBIA
07/15/14     4.000%         Aaa/AAA     100,000         99,456
Douglas County Sales & Use Tax, MBIA
10/15/07                    Aaa/AAA     300,000        320,916
                                                  ------------
                                                       741,702
                                                  ------------

POWER - 2.96%
Adams County Pollution Control, MBIA
04/01/08     5.625%         Aaa/AAA     175,000        175,432
Pueblo County Pollution Control, AMBAC
01/01/19     5.100%         Aaa/AAA     150,000        155,367
                                                  ------------
                                                       330,799
                                                  ------------

TRANSPORTATION - 7.39%
Arapahoe County
Highway E-470, MBIA
08/31/05     5.150%         Aaa/AAA     250,000        262,742
Colorado Department of Transportation, MBIA
06/15/09     4.200%         Aaa/AAA     225,000        236,981
Denver City & County Airport, MBIA
11/15/16     5.750%         Aaa/AAA     300,000        327,096
                                                  ------------
                                                       826,819
                                                  ------------

WATER/SEWER - 24.00%
Boulder Colorado Water & Sewer
12/01/12     5.300%         Aa2/AA+     125,000        136,185

DUE                   BOND RATING**   PRINCIPAL
DATE        COUPON      MOODY'S/S&P      AMOUNT         VALUE*
----        ------      -----------      ------         ------
REVENUE BONDS (CONTINUED)
WATER/SEWER (CONTINUED)
Broomfield CO Water Activity, MBIA
12/01/22     4.750%         Aaa/AAA   $ 125,000   $    125,014
Colorado Springs Utility
11/15/21     5.000%          Aa2/AA     245,000        251,652
Colorado Water Reservoir & Power
Development Authority
09/01/07     5.250%         Aaa/AAA     250,000        273,115
East Cherry Creek Water
& Sanitation, MBIA
11/15/17     4.600%         Aaa/AAA     250,000        254,455
Fort Collins Storm Drainage, AMBAC
12/01/20     4.875%         Aaa/AAA     250,000        255,392
Fountain Valley Authority
Water Treatment
12/01/07     5.200%          Aa2/AA     400,000        422,168
Golden CO Water & Waste, FSA
11/15/22     4.950%          Aaa/NR     150,000        152,317
Greeley CO Water Reservoir, AMBAC
08/01/19                    Aaa/AAA     250,000        233,667
Little Thompson Water District, MBIA
12/01/18     5.800%          Aaa/NR     150,000        169,062
Pagosa Area Water & Sanitation, MBIA
12/01/14     4.000%         Aaa/AAA     150,000        149,169
Pleasant View Water and Sanitation District, MBIA
12/01/13     4.350%         Aaa/AAA     125,000        128,498
Pueblo Colorado Board
Waterworks, FSA
11/01/09     5.250%         Aaa/AAA     120,000        132,844
                                                  ------------
                                                     2,683,538
                                                  ------------

TOTAL REVENUE BONDS                                  6,823,980
  (Cost $6,520,690)                               ------------

TOTAL COLORADO MUNICIPAL
OBLIGATIONS
  (Cost $10,083,093)                                10,651,752
                                                  ------------

TOTAL INVESTMENTS                         95.26%    10,651,752
  (Cost $10,083,093)

Other Assets in Excess
of Liabilities                             4.74%       529,774
                                         ------   ------------

NET ASSETS                               100.00%  $ 11,181,526
                                         ======   ============

*See note 1 to financial statements.
**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 2004. Ratings are not covered by the Report of Independent Auditors.
***The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at April 30, 2004 (as a percentage of net assets):

              MBIA     24.35%
             AMBAC     20.73%
               FSA     13.97%
              FGIC     13.42%

STATEMENTS OF ASSETS AND LIABILITIES - APRIL 30, 2004

                                                                                                 COLORADO QUALITY
                                                               EQUITY          QUALITY BOND         TAX-EXEMPT
                                                          -------------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                  $     31,263,102   $     11,369,536    $     10,651,752
Cash                                                                     1                  0             337,701
Dividends receivable                                                36,747                  0                   0
Interest receivable                                                    241            176,431             188,138
Receivable for portfolio shares sold                                11,056              3,612               1,000
Receivable for investments sold                                          0                  0             130,658
Prepaid and other assets                                             4,964              3,799                   0
                                                          -------------------------------------------------------
         Total assets                                           31,316,111         11,553,378          11,309,249
                                                          -------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                                7,500              7,500              67,000
Accrued investment advisory fee                                     23,593              5,128               5,055
Accrued administration fee                                          12,785              6,227               3,604
Dividends payable                                                        0             11,780              27,458
Other payables                                                      27,944             34,666              24,606
                                                          -------------------------------------------------------
         Total Liabilities                                          71,822             65,301             127,723
                                                          -------------------------------------------------------
NET ASSETS                                                $     31,244,289   $     11,488,077    $     11,181,526
                                                          =======================================================

COST OF INVESTMENTS                                       $     21,705,726   $     10,915,621    $     10,083,093

COMPOSITION OF NET ASSETS:
Paid in capital                                           $     20,217,217   $     11,414,012    $     10,479,745
Undistributed net investment income                                      0             62,714              39,316
Accumulated net realized gain (loss) on investments              1,469,696           (442,564)             93,806
Net unrealized appreciation in value of investments              9,557,376            453,915             568,659
                                                          -------------------------------------------------------
NET ASSETS                                                $     31,244,289   $     11,488,077    $     11,181,526
                                                          =======================================================

NET ASSET VALUE PER SHARE:
Net Assets                                                $     31,244,289   $     11,488,077    $     11,181,526
Shares of beneficial interest outstanding of
     no par value, unlimited shares authorized                   3,853,637          1,207,358           1,167,932
Net asset value and redemption price per share            $           8.11   $           9.52    $           9.57

See notes to financial statements.

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED APRIL 30, 2004

                                                                                                 COLORADO QUALITY
                                                               EQUITY          QUALITY BOND         TAX-EXEMPT
                                                          -------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $          5,170   $        778,162    $        587,498
Dividends                                                          632,283                  0                   0
                                                          -------------------------------------------------------
    Total Income                                                   637,453            778,162             587,498
                                                          -------------------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                                   249,626             70,997              65,452
Administration fee (Note 4)                                        150,821             75,410              45,246
Legal                                                                1,840              4,340               1,395
Printing                                                            10,365              4,954               5,361
Registration                                                         9,576              8,458                 894
Audit                                                               17,960             21,568              17,787
Custodian                                                            4,336              2,951               3,076
Trustees                                                             1,652              1,003                 736
Insurance                                                              896              1,114                 748
Other                                                               13,960             17,235              17,200
                                                          -------------------------------------------------------
    Total Expenses Before Waivers                                  461,032            208,030             157,895
Expenses waived by administrator (Note 4)                          (12,391)            (7,166)             (5,076)
                                                          -------------------------------------------------------
    Net Expenses                                                   448,641            200,864             152,819
                                                          -------------------------------------------------------

NET INVESTMENT INCOME                                              188,812            577,298             434,679
                                                          -------------------------------------------------------

Net realized gain on investments                                 3,100,101            159,533             214,406
Change in net unrealized appreciation/depreciation               3,233,011           (714,693)           (547,034)
                                                          -------------------------------------------------------
Net gain (loss) on investments                                   6,333,112           (555,160)           (332,628)
                                                          -------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                $      6,521,924   $         22,138    $        102,051
                                                          =======================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - EQUITY FUND

                                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                 APRIL 30, 2004        APRIL 30, 2003
                                                               ----------------------------------------
OPERATIONS:
  Net investment income                                        $          188,812    $          381,997
  Net realized gain on investments                                      3,100,101             4,597,536
  Change in unrealized appreciation/depreciation                        3,233,011           (18,777,911)
                                                               ----------------------------------------
  Net increase (decrease) in net assets from operations                 6,521,924           (13,798,378)
                                                               ----------------------------------------

DISTRIBUTIONS:
  From net investment income                                             (202,145)             (407,670)
  From net realized gain                                                        0            (2,115,710)
                                                               ----------------------------------------
  Net decrease in net assets from distributions                          (202,145)           (2,523,380)
                                                               ----------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                          3,743,726             3,844,850
  Reinvested dividends                                                    145,844             2,123,577
  Cost of shares redeemed                                              (3,246,190)          (33,063,463)
                                                               ----------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                                   643,380           (27,095,036)
                                                               ----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                   6,963,159           (43,416,794)
                                                               ----------------------------------------

NET ASSETS:
  Beginning of period                                                  24,281,130            67,697,924
                                                               ----------------------------------------
  End of period*                                               $       31,244,289    $       24,281,130
                                                               ========================================

*Includes undistributed net investment income of:              $                0    $            3,581

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - QUALITY BOND FUND

                                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                 APRIL 30, 2004        APRIL 30, 2003
                                                               ----------------------------------------
OPERATIONS:
  Net investment income                                        $          577,298    $        1,201,017
  Net realized gain on investments                                        159,533             1,103,817
  Change in net unrealized appreciation/depreciation                     (714,693)               80,383
                                                               ----------------------------------------
  Net increase in net assets from operations                               22,138             2,385,217
                                                               ----------------------------------------

DISTRIBUTIONS:
  From net investment income                                             (577,229)           (1,509,224)
                                                               ----------------------------------------
   Net decrease in net assets from distributions                         (577,229)           (1,509,224)
                                                               ----------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                          2,250,978             3,306,781
  Reinvested dividends                                                    412,790             1,067,814
  Cost of shares redeemed                                              (7,038,495)          (30,655,057)
                                                               ----------------------------------------
  Net decrease in net assets from
     share transactions                                                (4,374,727)          (26,280,462)
                                                               ----------------------------------------

NET DECREASE IN NET ASSETS                                             (4,929,818)          (25,404,469)
                                                               ----------------------------------------

NET ASSETS:
  Beginning of period                                                  16,417,895            41,822,364
                                                               ----------------------------------------
  End of period*                                               $       11,488,077    $       16,417,895
                                                               ========================================

*Includes (over) undistributed net investment income of:       $           62,714    $         (224,341)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS - COLORADO QUALITY TAX-EXEMPT FUND

                                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                 APRIL 30, 2004        APRIL 30, 2003
                                                               ----------------------------------------
OPERATIONS:
  Net investment income                                        $          434,679    $          546,746
  Net realized gain on investments                                        214,406                 8,795
  Change in net unrealized appreciation/depreciation                     (547,034)              418,742
                                                               ----------------------------------------
  Net increase in net assets from operations                              102,051               974,283
                                                               ----------------------------------------
DISTRIBUTIONS:
  From net investment income                                             (434,588)             (546,152)
  From net realized gain                                                 (153,389)               (6,020)
                                                               ----------------------------------------
  Net decrease in net assets from distributions                          (587,977)             (552,172)
                                                               ----------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                            216,644             1,634,243
  Reinvested dividends                                                    184,159               174,495
  Cost of shares redeemed                                              (2,702,159)           (1,612,115)
                                                               ----------------------------------------
  Net increase(decrease) in net assets from
    share transactions                                                 (2,301,356)              196,623
                                                               ----------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                  (2,787,282)              618,734
                                                               ----------------------------------------

NET ASSETS:
  Beginning of period                                                  13,968,808            13,350,074
                                                               ----------------------------------------
  End of period*                                               $       11,181,526    $       13,968,808
                                                               ========================================

*Includes undistributed net investment income of:              $           39,316    $            8,889

See notes to financial statements.

FINANCIAL HIGHLIGHTS - EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                              FOR THE YEAR ENDED APRIL 30,
                                                2004         2003         2002         2001         2000
                                              ------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $   6.47     $   8.22     $   9.34     $   9.34     $  11.11
                                              ------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.05         0.07         0.10         0.11         0.12
  Net realized and unrealized gain (loss)
    on investments                                1.64        (1.49)       (0.58)        0.78        (0.01)
                                              ------------------------------------------------------------

  Total income (loss) from investment
    operations                                    1.69        (1.42)       (0.48)        0.89         0.11
                                              ------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                     (0.05)       (0.07)       (0.09)       (0.11)       (0.12)
  From net realized gain                             -        (0.26)       (0.55)       (0.78)       (1.76)
                                              ------------------------------------------------------------
  Total distributions                            (0.05)       (0.33)       (0.64)       (0.89)       (1.88)
                                              ------------------------------------------------------------

Net asset value - end of period               $   8.11     $   6.47     $   8.22     $   9.34     $   9.34
                                              ============================================================

TOTAL RETURN*                                    26.21%      (17.25)%      (4.99)%      10.31%        2.23%
                                              ============================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 31,244     $ 24,281     $ 67,698     $ 68,707     $ 73,076
                                              ============================================================

Ratio of expenses to average net assets           1.53%        1.29%        1.05%        1.05%        1.01%
                                              ============================================================
Ratio of net investment income to
  average net assets                              0.65%        1.10%        1.10%        1.14%        1.20%
                                              ============================================================
Ratio of expenses to average net
  assets without fee waivers                      1.58%        1.47%        1.17%        1.16%        1.09%
                                              ============================================================
Ratio of net investment income to
  average net assets without fee waivers          0.60%        0.92%        0.99%        1.03%        1.12%
                                              ============================================================

Portfolio turnover rate                          25.83%       17.82%       24.12%       27.47%       16.63%
                                              ============================================================

* Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - QUALITY BOND FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                              FOR THE YEAR ENDED APRIL 30,
                                                2004         2003         2002         2001         2000
                                              ------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $   9.94     $   9.75     $   9.75     $   9.32     $   9.88
                                              ------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.35         0.51         0.57         0.60         0.59
  Net realized and unrealized gain (loss)
    on investments                               (0.37)        0.34        (0.01)        0.43        (0.57)
                                              ------------------------------------------------------------

  Total income (loss) from investment
    operations                                   (0.02)        0.85         0.56         1.03         0.02
                                              ------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                     (0.40)       (0.66)       (0.56)       (0.60)       (0.58)
                                              ------------------------------------------------------------
  Total distributions                            (0.40)       (0.66)       (0.56)       (0.60)       (0.58)
                                              ------------------------------------------------------------
Net asset value - end of period               $   9.52     $   9.94     $   9.75     $   9.75     $   9.32
                                              ============================================================

TOTAL RETURN*                                    (0.21)%       8.93%        5.85%       11.33%        0.28%
                                              ============================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 11,488     $ 16,418     $ 41,822     $ 42,399     $ 42,408
                                              ============================================================

Ratio of expenses to average net assets           1.42%        0.94%        0.70%        0.70%        0.68%
                                              ============================================================
Ratio of net investment income to
  average net assets                              4.09%        5.02%        5.75%        6.25%        6.16%
                                              ============================================================
Ratio of expenses to average net
  assets without fee waivers                      1.47%        1.06%        0.77%        0.79%        0.75%
                                              ============================================================
Ratio of net investment income to
  average net assets without fee waivers          4.04%        4.91%        5.67%        6.16%        6.10%
                                              ============================================================

Portfolio turnover rate                          33.82%       20.41%       32.04%       15.72%       10.06%
                                              ============================================================

* Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - COLORADO QUALITY TAX-EXEMPT FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                              FOR THE YEAR ENDED APRIL 30,
                                                2004         2003         2002         2001         2000
                                              ------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $   9.95     $   9.65     $   9.58     $   9.35     $   9.89
                                              ------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.33         0.38         0.45         0.46         0.46
  Net realized and unrealized gain (loss)
    on investments                               (0.26)        0.30         0.08         0.23        (0.45)
                                              ------------------------------------------------------------

  Total income from investment operations         0.07         0.68         0.53         0.69         0.01
                                              ------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                     (0.33)       (0.38)       (0.44)       (0.46)       (0.46)
  From net realized gain                         (0.12)           -        (0.02)           -        (0.09)
                                              ------------------------------------------------------------
  Total distributions                            (0.45)       (0.38)       (0.46)       (0.46)       (0.55)
                                              ------------------------------------------------------------

Net asset value - end of period               $   9.57     $   9.95     $   9.65     $   9.58     $   9.35
                                              ============================================================

TOTAL RETURN*                                     0.68%        7.19%        5.62%        7.50%        0.16%
                                              ============================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 11,182     $ 13,969     $ 13,350     $ 12,725     $ 13,799
                                              ============================================================

Ratio of expenses to average net assets           1.17%        0.86%        0.50%        0.50%        0.48%
                                              ============================================================
Ratio of net investment income to
  average net assets                              3.34%        3.86%        4.57%        4.81%        4.85%
                                              ============================================================
Ratio of expenses to average net assets
  without fee waivers and reimbursements          1.21%        1.09%        1.03%        1.04%        0.93%
                                              ============================================================
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                      3.30%        3.62%        4.04%        4.27%        4.41%
                                              ============================================================

Portfolio turnover rate                          10.93%       17.79%       15.91%        9.29%       12.41%
                                              ============================================================

* Total return would have been lower had various fees not been waived during the period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
     At April 30, 2004, the Aristata Quality Bond Fund used $159,531 of capital loss carryover in the current period to offset net realized gain and had available for federal income tax purposes unused capital loss carryovers of $274,026 and 168,538 expiring April 30, 2009 and 2010, respectively.
     The Aristata Equity Fund used $1,262,843 of capital loss carryover in the current period to offset net realized gain for federal income tax purposes.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year for each of the Funds. Dividends to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

The tax character of the distributions paid by the Funds during the last two fiscal years ended April 30, 2004 and 2003, respectively, were as follows:

                                          EQUITY                    QUALITY BOND            COLORADO TAX-EXEMPT
                                    2004          2003          2004          2003          2004          2003
                             ---------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income              $   185,272   $   407,670   $   577,229   $ 1,509,224             -             -
Tax-Exempt Income                      -             -             -             -   $   434,588   $   546,152
Long-Term Capital Gain            16,873     2,115,710             -             -       153,389         6,020
                             ---------------------------------------------------------------------------------
  Total                      $   202,145   $ 2,523,380   $   577,229   $ 1,509,224   $   587,977   $   552,172
                             =================================================================================

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                      EQUITY      QUALITY BOND    COLORADO TAX-EXEMPT
                                                   --------------------------------------------------
Accumulated net investment income (loss)           $          0   $      5,617    $            33,290
Accumulated net realized gain (loss)                  1,469,696       (442,564)                93,806
Net unrealized appreciation                           9,557,376        453,915                568,659
Other cumulative effect of timing differences                 0         57,097                  6,026
                                                   --------------------------------------------------
  Total                                            $ 11,027,072   $     74,065    $           701,781
                                                   ==================================================

     The timing differences are the result of differences between book and tax recognition of premium amortization and accretion of discount.
     For the year ended April 30, 2004, the effect of certain differences was reclassified. Accordingly, amounts have been reclassified on the Aristata Equity Fund to reflect an increase in undistributed net investment income of $9,752 and a decrease in accumulated net realized gain on investment of $9,752. In addition, amounts have been reclassified on the Aristata Quality Bond Fund to reflect an increase in undistributed net investment income of $286,986, an increase in accumulated net realized loss on investments of $12,681, and a decrease in paid in capital of $274,305. These reclassifications are primarily the result of differing book/tax treatment of bond premium and discount income from real estate investment trusts and non-deductible excise taxes paid.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. SHARES OF BENEFICIAL INTEREST

     On April 30, 2004, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                                      COLORADO QUALITY
                                        EQUITY FUND                   QUALITY BOND FUND               TAX-EXEMPT FUND
                                --------------------------------------------------------------------------------------------
                                FOR THE YEAR ENDED APRIL 30,    FOR THE YEAR ENDED APRIL 30,    FOR THE YEAR ENDED APRIL 30,
                                    2004            2003            2004            2003            2004            2003
                                --------------------------------------------------------------------------------------------
Shares sold                          500,645         561,873         225,752         332,813          21,631         166,288
Shares issued as
  reinvestment of dividends           19,150         320,954          42,241         107,672          18,767          17,732
Shares redeemed                     (417,962)     (5,369,477)       (712,328)     (3,079,605)       (275,938)       (163,977)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              101,833      (4,486,650)       (444,335)     (2,639,120)       (235,540)         20,043
============================================================================================================================

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                        COLORADO QUALITY
                                   EQUITY FUND     QUALITY BOND FUND    TAX-EXEMPT FUND
                                   -----------------------------------------------------
As of April 30, 2004
Gross appreciation (excess of
  value over tax cost)             $ 10,129,656    $         587,541    $        595,292
Gross depreciation (excess of
  tax cost over value)                 (572,280)            (133,626)            (26,633)
----------------------------------------------------------------------------------------
Net unrealized appreciation        $  9,557,376    $         453,915    $        568,659
========================================================================================
Cost of investments for income
  tax purposes                     $ 21,705,726    $      10,915,621    $     10,083,093
========================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     Tempest Investment Counselors, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively. Prior to October 1, 2002, the Adviser voluntarily agreed to waive a portion of its fees and/or reimburse fund expenses to the extent necessary for the Equity, Quality Bond and Colorado Quality Tax-Exempt Funds to maintain a total expense ratio of no more than 1.05%, 0.70% and 0.50%, respectively.
     On May 20, 2004, Tempest Investment Counselors, Inc. ("Tempest"), the current investment adviser to the Aristata Funds, publicly announced that it was in negotiations to be acquired by Denver Investment Advisors ("DIA") in a transaction as a result of which Tempest would become a wholly-owned subsidiary of DIA. On June 15, 2004, the Trustees (including the independent Trustees) voted unanimously at an in-person meeting to approve, subject to stockholder approval, having the Trust (on behalf of the Aristata Funds) enter into an interim advisory contract with DIA, in the event that the contemplated acquisition were to occur. The effective date of the interim advisory contract would be consistent with the closing of the acquisition, currently scheduled for June 30, 2004.
     ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum annual fee, effective October 1, 2002, of $150,000 for the Equity Fund, $75,000 for the Quality Bond Fund and $45,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency. ALPS has voluntarily agreed to waive its minimum annual fees to $146,500, $71,500 and $41,500 for the Aristata Equity, Quality Bond, and Colorado Quality Tax-Exempt Funds, respectively, for the period October 1, 2003 to September 30, 2004. These waivers are voluntary and may be terminated at any time. For the period October 1, 2002 to September 20, 2003, ALPS voluntarily waived its minimum annual fees to $125,000, $62,500 and $37,500 for the Aristata Equity, Quality Bond and Colorado Quality Tax-Exempt Funds, respectively. Prior to October 1, 2002, ALPS was entitled to receive a fee from each Fund at the annual rate of 0.20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Equity Fund, $7,500 for the Quality Bond Fund, and $5,000 for the Colorado Quality Tax-Exempt Fund.
     As of April 30, 2004, one shareholder owned 10% of the Colorado Quality Tax-Exempt Fund.

5. INVESTMENT TRANSACTIONS

     The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the year ended April 30, 2004 were as follows:

                           U.S. GOVERNMENT
                              SECURITIES      ALL OTHER       TOTAL
                           -------------------------------------------
     EQUITY FUND
     Purchases             $             -   $ 8,223,782   $ 8,223,782
     Sales                 $             -   $ 7,353,844   $ 7,353,844
     -----------------------------------------------------------------
     QUALITY BOND FUND
     Purchases             $     2,216,899   $ 2,291,508   $ 4,508,407
     Sales                 $     3,778,476   $ 4,596,335   $ 8,374,811
     -----------------------------------------------------------------
     COLORADO QUALITY
     TAX-EXEMPT FUND
     Purchases             $             -   $ 1,376,003   $ 1,376,003
     Sales                 $             -   $ 3,888,501   $ 3,888,501

TRUSTEES AND OFFICERS (UNAUDITED)

     As of April 30, 2004, the Funds represent three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEES & OFFICERS

                                                 TERM OF OFFICE, LENGTH
                                                 OF TIME SERVED AND
                              POSITION(S) HELD   NUMBER OF PORTFOLIOS        PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE           WITH FUNDS         OVERSEEN                    YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander, (76)     Trustee and        W. Robert Alexander was     Mr. Alexander is the Chief Executive Officer
                              Chairman           elected by the initial      of ALPS Mutual Funds Services, Inc., ("ALPS")
1625 Broadway                                    shareholder in December     and ALPS Distributors, Inc., ("ADI") which
Suite 2200                                       1993 and oversees 7         provide administration and distribution
Denver, CO 80202                                 portfolios in fund          services, respectively, for proprietary mutual
                                                 complex.                    fund complexes. Mr. Alexander was Vice
                                                                             Chairman of First Interstate Bank of Denver,
                                                                             responsible for Trust, Private Banking, Retail
                                                                             Banking, Cash Management Services and
                                                                             Marketing. Mr. Alexander is currently a member
                                                                             of the Board of Trustees of the Hunter and
                                                                             Hughes Trusts, Financial Investors Variable
                                                                             Insurance Trust, and Reaves Utility Income
                                                                             Fund. Because of his affiliation with ALPS and
                                                                             ADI, Mr. Alexander is considered an
                                                                             "interested" Trustee of the Trust.

Edmund J. Burke, (43)         President          Edmund J. Burke was         Mr. Burke is President and Director of ALPS and
                                                 elected as President at     ADI. Mr. Burke joined ALPS in 1991 as Vice
1625 Broadway                                    the December 17, 2002       President and National Sales Manager. Because
Suite 2200                                       meeting of the Board of     of his positions with ADI and ALPS, Mr. Burke
Denver, CO 80202                                 Trustees.                   is deemed an affiliate of the Trust as defined
                                                                             under the 1940 Act.

J. Jeffrey Dohse, (62)        Vice President     J. Jeffrey Dohse was        Executive Vice President of Tempest Investment
                                                 elected as Vice President   Counselors, Inc., since July 1983.
1380 Lawrence Street                             at the September 17, 2002
Suite 1050                                       meeting of the Board of
Denver, CO 80202                                 Trustees.

H. David Lansdowne, (57)      Vice President     H. David Lansdowne was      President and CEO of Tempest Investment
                                                 elected as Vice President   Counselors, Inc., since January 1987. Mr.
1380 Lawrence Street                             at the January 20, 1998     Lansdowne joined Tempest as Director of
Suite 1050                                       meeting of the Board of     Research in 1983.
Denver, CO 80202                                 Trustees.

                                                 TERM OF OFFICE, LENGTH
                                                 OF TIME SERVED AND
                              POSITION(S) HELD   NUMBER OF PORTFOLIOS        PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE           WITH FUNDS         OVERSEEN                    YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Jeremy O. May, (34)           Treasurer          Jeremy May was elected at   Mr. May is Managing Director, Operations &
                                                 the October 7, 1997         Client Services of ALPS and ADI. Mr. May
1625 Broadway                                    meeting of the Board of     joined ALPS in 1995 as a Controller. Mr. May
Suite 2200                                       Trustees.                   was an auditor with Deloitte & Touche LLP in
Denver, CO 80202                                                             their Denver office. Because of his positions
                                                                             with ALPS and ADI, Mr. May is deemed an
                                                                             affiliate of the Trust as defined under the
                                                                             1940 Act. Mr. May is currently Treasurer of
                                                                             Financial Investors Variable Insurance Trust,
                                                                             Reaves Utility Income Fund, and First Funds
                                                                             Trust.

Traci A. Thelen, (31)         Secretary          Traci A. Thelen was         Ms. Thelen is the General Counsel of ALPS and
                                                 elected as Secretary at     ADI. Ms. Thelen joined ALPS and ADI in October
1625 Broadway                                    the June 11, 2002 meeting   1999 as Associate Counsel. Prior to that,
Suite 2200                                       of the Board of Trustees.   Ms. Thelen did contract work for various law
Denver, CO 80202                                                             firms in Boulder, Colorado. Because of her
                                                                             positions with ALPS and ADI, Ms. Thelen is
                                                                             deemed an affiliate of the Trust as defined
                                                                             under the 1940 Act. Ms. Thelen is currently
                                                                             Secretary of First Funds Trust, Financial
                                                                             Investors Variable Insurance Trust, Reaves
                                                                             Utility Income Fund, and Westcore Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine, (63)         Trustee            Mary K. Anstine was         President/Chief Executive Officer, HealthONE
                                                 elected at a special        Alliance, Denver, Colorado; Former Executive
1625 Broadway                                    meeting of shareholders     Vice President, First Interstate Bank of
Suite 2200                                       held on March 21, 1997 and  Denver. Ms. Anstine is currently a Director of
Denver, CO 80202                                 oversees 7 portfolios in    the Trust of Colorado, Trustee of the Denver
                                                 fund complex.               Area Council of the Boy Scouts of America, a
                                                                             Director of the Junior Achievement Board and
                                                                             the Colorado Uplift Board, and a member of the
                                                                             Advisory Boards for the Girl Scouts Mile Hi
                                                                             Council and the Hospice of Metro Denver. Ms.
                                                                             Anstine is a Trustee of Financial Investors
                                                                             Variable Insurance Trust, and Reaves Utility
                                                                             Income Fund. Formerly, Ms. Anstine served as a
                                                                             Director of ALPS Distributors, Inc., from
                                                                             October 1995 to December 1996; Director of
                                                                             HealthONE; a member of the American Bankers
                                                                             Association Trust Executive Committee; and
                                                                             Director of the Center for Dispute Resolution.

                                                 TERM OF OFFICE, LENGTH
                                                 OF TIME SERVED AND
                              POSITION(S) HELD   NUMBER OF PORTFOLIOS        PRINCIPAL OCCUPATION DURING THE PAST 5
NAME, ADDRESS & AGE           WITH FUNDS         OVERSEEN                    YEARS* AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder, (72)        Trustee            Edwin B. Crowder was        Mr. Crowder currently operates a marketing
                                                 elected at a special        concern with operations in the U. S. and Latin
1625 Broadway                                    meeting of shareholders     America. He has previously engaged in business
Suite 2200                                       held on March 21, 1997      pursuits in the restaurant, oil and gas
Denver, CO 80202                                 and oversees 7 portfolios   drilling, and real estate development
                                                 in fund complex.            industries. Mr. Crowder is a former Director
                                                                             of Athletics and Head Football Coach at the
                                                                             University of Colorado.

Robert E. Lee, (68)           Trustee            Robert E. Lee was           Mr. Lee has been a Director of Storage
                                                 appointed as a Trustee at   Technology Corporation since 1989 and of
1625 Broadway                                    the December 15, 1998,      Equitable of Iowa since 1981. Mr. Lee was the
Suite 2200                                       meeting of the Board of     Executive Director of The Denver Foundation
Denver, CO 80202                                 Trustees and oversees 7     from 1989 to 1996, and is currently the
                                                 portfolios in fund          Executive Director of Emeritus. Mr. Lee is
                                                 complex.                    also a Director of Meredith Capital
                                                                             Corporation and Source Capital Corporation.
                                                                             Mr. Lee is a Trustee of the Financial
                                                                             Investors Variable Insurance Trust and Reaves
                                                                             Utility Income Fund.

John R. Moran, Jr., (73)      Trustee            John R. Moran was elected   Mr. Moran is President of The Colorado Trust,
                                                 at a special meeting of     a private foundation serving the health and
1625 Broadway                                    shareholders held on March  hospital community in the State of Colorado.
Suite 2200                                       21, 1997 and oversees 7     An attorney, Mr. Moran was formerly a partner
Denver, CO 80202                                 portfolios in fund complex. with the firm of Kutak Rock & Campbell in
                                                                             Denver, Colorado and a member of the Colorado
                                                                             House of Representatives. Currently, Mr. Moran
                                                                             is a member of the Board of Directors and
                                                                             Treasurer of Grantmakers in Health; a Director
                                                                             of the Conference of Southwest Foundations; a
                                                                             member of the Treasurer's Office Investment
                                                                             Advisory Committee for the University of
                                                                             Colorado; a Trustee of the Robert J. Kutak
                                                                             Foundation, Financial Investors Variable
                                                                             Insurance Trust; Director of the Colorado
                                                                             Wildlife Heritage Foundation; and a member of
                                                                             the Alumni Council of the University of Denver
                                                                             College of Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

FUND PROXY VOTING POLICIES & PROCEDURES (UNAUDITED)

     Fund policies and procedures used in determining how to vote proxies relating to portfolio securities is available without a charge, upon request, by contacting Aristata Funds at 800.644.8595 or www.aristata.com and on the Commission's website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION (UNAUDITED)

     During the year ended April 30, 2004, 100% of the dividends paid by the Aristata Colorado Quality Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 99.83% of the dividends paid by the Aristata Equity Fund from net investment income qualify for the corporate dividends received deduction. For the calendar year ending December 31, 2004, it is estimated that 100% of the dividends paid by the Aristata Equity Fund will be Qualifying Dividend Income.

Item 2.  CODE OF ETHICS

     (a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

     (b)  Not applicable.

     (c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

     (e)  Not applicable.

     (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Robert E. Lee as the Registrant's "audit committee financial expert." Mr. Lee is "independent" as defined in paragraph
(a)(2) of Item 3 to Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) AUDIT FEES: For the Registrant's fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $64,000 and $55,300, respectively.

     (b) AUDIT-RELATED FEES: For the Registrant's fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant's annual financial statements were $14,400 and $4,000, respectively.

     (c) TAX FEES: For the Registrant's fiscal years ended April 30, 2004 and April 30, 2003, aggregate fees of $41,250 and $28,200, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2004 and 2003 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

     (d) ALL OTHER FEES: For the Registrant's fiscal years ended April 30, 2004 and April 30, 2003, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

     (e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

     (e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)    Not applicable.

     (g)    Not applicable.

     (h)    Not applicable.


Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A

Item 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N/A

Item 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N/A

Item 9.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

The Board of Trustees has not yet adopted procedures by which shareholders can recommend nominees to the Board of Trustees.

Item 10. CONTROLS AND PROCEDURES

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) There were no significant changes in the registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. EXHIBITS

(a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as EX-11.A.1.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)   N/A

(b) A Certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906.Cert.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:      /s/Edmund Burke
         ---------------
         Edmund Burke
         President

Date:    July 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Edmund Burke
         ---------------
         Edmund Burke
         President

Date:    July 7, 2004

By:      /s/Jeremy O. May
         ----------------
         Jeremy O. May
         Treasurer

Date:    July 7, 2004